                            Note to Exhibit 10.140

     The following Lease Agreement is substantially identical in all material respects to the additional Lease Agreements except as follows:

- -----------------------------------------------------------
Aircraft (Tail No.)
- -----------------------------------------------------------
N591ML*
- -----------------------------------------------------------
N592ML
- -----------------------------------------------------------
N593ML
- -----------------------------------------------------------

- -------
* Filed document

                                                                  EXHIBIT 10.140



                                                                  CONFORMED COPY

- --------------------------------------------------------------------------------
                           LEASE AGREEMENT [N591ML]

                         dated as of January 31, 2001

                                    between

                            BOMBARDIER CAPITAL INC.

                                                       Lessor,

                                      and

                          MIDWAY AIRLINES CORPORATION

                                                       Lessee.

                        Covering One Canadair Regional
                          Jet Series 200 ER Aircraft
                          Registration Number N591ML
                       Manufacturer's Serial Number 7388
- --------------------------------------------------------------------------------

This Lease Agreement has been executed in counterparts. To the extent, if any, that this Lease Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any jurisdiction), no security interest in this Lease Agreement may be created through the transfer or possession of any counterpart other than the counterpart containing the receipt therefor executed by the Lessor on the signature page thereof.

            THIS LEASE AGREEMENT [N591ML], dated as of January 31, 2001, between BOMBARDIER CAPITAL INC., a Massachusetts corporation, the Lessor, and MIDWAY AIRLINES CORPORATION, a Delaware corporation, the Lessee.

                                  WITNESSETH:
                                  ----------

            WHEREAS, the Lessee desires to lease from the Lessor and the Lessor is willing to lease to the Lessee the Aircraft upon and subject to the terms and conditions of this Lease; and

            NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties do hereby agree as follows:

Section 1.  Interpretation.
            ---------------

            (a)  Definitions.

            Capitalized terms used herein and defined in Appendix A shall, except as such definitions may be specifically modified in the body of this Lease for the purposes of a particular section, paragraph or clause, have the meanings given such terms in Appendix A and, unless otherwise specified, such meanings shall be equally applicable to both the singular and the plural forms of such terms.

            (b)  References.
                 ----------

            References in this Lease to sections, paragraphs, clauses, appendices, schedules and exhibits are to sections, paragraphs, clauses, appendices, schedules and exhibits in and to this Lease unless otherwise specified. Paragraphs identified with a letter and clauses identified with a number or letter within a section may be referred to either by section reference (for example, this is Section l(b)) or by paragraph and clause reference (for example, this is also paragraph (b) of Section 1) with the same meaning.

            (c)  Headings.
                 --------

            The headings of the various sections, paragraphs and clauses of this Lease and the table of contents are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

            (d)  Appendices, Schedules and Exhibits.
                 ----------------------------------

             The appendices, schedules and exhibits hereto are part of this Lease.

Section 2.  Leasing of the Aircraft.
            ------------------------

            Subject to the satisfaction or waiver of the conditions precedent stated in the Supplemental Agreement, the Lessor agrees to lease to the Lessee, and the Lessee agrees to lease from the Lessor, the Aircraft on the terms and conditions set forth herein, such leasing to be evidenced by the execution and delivery by the Lessor and the Lessee on the Delivery Date of a Lease Supplement.

Section 3.  Term; Rent; Security Deposit.
            ----------------------------

            (a)  Term.
                 ----

            The Aircraft is leased for a Term which shall commence on the Delivery Date and continue through the Expiration Date; except that the Term shall end upon any earlier termination of this Lease according to its terms.

            (b)  Basic Rent.
                 ----------

            The Lessee shall pay Basic Rent in consecutive monthly installments on each Basic Rent Payment Date during the Term, each such installment to be in an amount equal to the sum of (x) the Fixed Rental Payment plus (y) the Variable Rent Payment. Lessor shall notify Lessee in writing of the amount of the Variable Rent Payment and the calculations used to compute such amount, at least two Business Days prior to such Basic Rent Payment Date. The amounts stated by Lessor in such notice shall be conclusive absent manifest error.

            (c)  Supplemental Rent.  The Lessee shall pay to the Lessor, any and
                 -----------------
all Supplemental Rent when the same shall become due and owing. Without limiting the foregoing, the Lessee shall pay as Supplemental Rent to the Lessor:

                    (i) on demand, interest at the Past Due Rate on any part of any installment of Basic Rent not paid when due for the period for which the same shall be overdue;

                    (ii) on demand, interest at the Past Due Rate on any payment of Supplemental Rent (other than interest payable under this clause (ii)) not paid when due for the period for which the same shall be overdue; and

                    (iii)  Breakage Costs, if any.

          The obligations of the Lessee to pay Supplemental Rent provided for in this Section 3(c) shall survive the expiration or other termination of this Lease.

          (d)  Manner of Payment.
               -----------------

          All Rent payable by the Lessee to the Lessor hereunder shall be paid to the Lessor at the account specified in Exhibit B, or to such other location as the Lessor shall specify in a notice to the Lessee, in Dollars in immediately available funds, so that the Lessor receives the full amount of each payment not later than 12:00 noon Eastern Time on the due date thereof. If any Rent is due on a day that is not a Business Day, such Rent shall be paid on the next succeeding Business Day together with interest accrued at the Lease Rate on the Lease Balance as of the immediately preceding Basic Rent Payment Date (or, in the case of Rent other than Basic Rent, on the amount of such Rent); provided
                                                                     --------
that if such next succeeding Business Day is in the next calendar month, such Rent shall be paid on the next preceding Business Day. Any interest payable pursuant to the immediately preceding sentence shall be paid in immediately available funds, in Dollars, at the account specified in Exhibit B.

          (e)  Rent Obligations Unconditional.
               ------------------------------

          This Lease is a net lease, and it is intended that Lessee shall pay all costs and expenses of every character, whether seen or unforseen, ordinary or extraordinary or structural or nonstructural, in connection with the use, operation, maintenance, repair and reconstruction of the Airframe and the Engines by Lessee, including the costs and expenses particularly set forth in this Lease. The Lessee's obligations to pay all Rent due and owing under the terms hereof shall be absolute and unconditional and shall not be affected by any circumstance whatsoever including, without limitation, (i) any setoff, counterclaim, recoupment or other right which the Lessee may have against the Lessor, or anyone else for any reason whatsoever, (ii) any defect in the title, airworthiness, condition, design, operation or fitness for use of, or any damage to or loss or destruction of, the Aircraft, or any interference, interruption or cessation in or prohibition of the use or possession thereof by the Lessee for any reason whatsoever, including, without limitation, any such interference, interruption, cessation or prohibition resulting from the act of any Governmental Authority or any violation by the Lessor of Section 4 hereof, (iii) any Liens, encumbrances or rights of others with respect to the Aircraft, (iv) the invalidity or unenforceability or lack of due authorization or other infirmity or disaffirmance of this Lease or any provision hereof or any other Operative Agreement or any lack of right, power or authority of the Lessor or the Lessee to enter into this Lease or any other Operative Agreement, (v) any insolvency, bankruptcy, reorganization or similar proceedings by or against the Lessee, or any other Person, or (vi) any other cause whether similar or dissimilar to the foregoing, any present or future law notwithstanding, it being the intention of the parties that all Rent payable by the Lessee hereunder shall continue to be payable in all events in the manner and at the times provided herein. Such Rent shall not be subject to any abatement and the payments thereof shall not be subject to any setoff or any reduction for any reason. To the extent permitted by Applicable Law, the Lessee waives any rights which it may now have or which may be conferred upon it by statute or otherwise to terminate, cancel, quit or surrender this Lease except in accordance with the terms hereof. If for any reason whatsoever this Lease shall be terminated in whole or in part by operation of law or otherwise except as specifically provided in Sections 8, 13 and 17, Lessee nonetheless agrees to pay to Lessor an amount equal to the Rent payment at the time such payment would have become due and payable in accordance with the terms hereof had this Lease not been terminated in whole or in part. Subject to the following sentence, each payment of Rent made by Lessee to Lessor shall be final as to Lessor and Lessee and Lessee will not seek to recover all or any part of such payment of Rent for any reason whatsoever. Nothing herein shall be construed as a waiver by the Lessee of any claim it may have against any Person arising under any of the Operative Agreements or otherwise, including, without limitation, any claim that Rent payments demanded from or paid by the Lessee are or were not due, are or were erroneous or were paid under mistake or protest, or be construed as a limitation on any rights of the Lessee to assert any claim in any proceeding at law, in equity or otherwise against the Lessor or any other Person and to pursue and obtain relief on such claim in such manner as the Lessee shall deem appropriate other than by setoff against Rent payments due under the terms hereof.

           (f)  Security Deposit.
                ----------------

           On the Delivery Date, Lessee shall deposit with the Lessor an amount equal to the Security Amount. Lessee hereby grants to Lessor a security interest in all of Lessee's rights in the Security Amount as collateral for the obligations of the Lessee to the Lessor hereunder and under the other Operative Agreements. Lessor shall have no obligation to segregate the Security Amount from its own general funds or to pay interest on the Security Amount.

Section 4. The Lessor's Representations and Warranties.
           --------------------------------------------

           (a) THE LESSOR LEASES THE AIRCRAFT HEREUNDER "AS-IS", "WHERE IS" AND THE LESSOR SHALL NOT BE DEEMED TO HAVE MADE, AND HEREBY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, AIRWORTHINESS, CONDITION, VALUE, DESIGN, OPERATION, MERCHANTABILITY, COMPLIANCE WITH SPECIFICATIONS, CONSTRUCTION, PERFORMANCE OR FITNESS FOR USE OR FOR ANY PURPOSE OF THE AIRCRAFT OR ANY PART THEREOF, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, AS TO THE ABSENCE OF OBLIGATIONS BASED ON LIABILITY IN TORT, STRICT OR OTHERWISE, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP OF THE AIRCRAFT OR ANY PART THEREOF OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRCRAFT OR ANY PART THEREOF, provided that this Section 4(a) shall not derogate from the representations and warranties of the Lessor contained in the Supplemental Agreement.

           (b) The Lessor covenants that during the Term, as long as no Event of Default has occurred and is continuing, the Lessee's possession, use and quiet enjoyment of the Aircraft leased hereunder shall not be interrupted by the Lessor (or any Person lawfully claiming through the Lessor).

Section 5.  Possession, Operation and Use, Maintenance, Registration and
            ------------------------------------------------------------
Insignia.
- ---------

            (a)  General.
                 -------

            Except as otherwise expressly provided herein, the Lessee shall be entitled during the Term to operate, use, locate, employ or otherwise utilize or not utilize the Airframe, Engines and Parts leased hereunder in any lawful manner or place in accordance with the Lessee's business judgment.

            (b)  Possession.
                 ----------

            The Lessee shall not sublease, or otherwise in any manner deliver, relinquish or transfer possession of the Airframe or any Engine leased hereunder to any Person or install any Engine, or permit any Engine to be installed, on any airframe other than the Airframe, during the Term, without the prior consent of the Lessor, which consent may be withheld in its sole discretion, provided,
                                                                     --------
however, that so long as (A) no Event of Default shall have occurred and be
- -------
continuing, (B) all approvals, consents or authorizations required from the Aeronautical Authority in connection with any such delivery, transfer or relinquishment of possession have been obtained and remain in full force and effect and (C) the Lessee shall continue to comply with all of the requirements of this Lease, the Lessee may, without the prior consent of the Lessor:

                     (i) enter into a charter or wet lease or other similar arrangement under which the Lessee has operational control of the Airframe and any Engines installed thereon in the ordinary course of the Lessee's business (which shall not be considered a transfer of possession hereunder), provided that (x) the Lessee's obligations under this Lease shall continue in full force and effect notwithstanding any such charter or wet lease or other similar arrangement and (y) the transferee's rights shall be expressly subject and subordinate to the rights of the Lessor under the Operative Agreements;

                     (ii) deliver possession of the Airframe or any Engine or any Part to the manufacturer thereof or to any organization for testing, service, repair, maintenance, overhaul work or other similar purposes or for alterations or modifications or additions required or permitted by the terms of this Lease;

                     (iii) subject the Airframe and any Engines installed thereon to interchange agreements (provided that (w) such interchange agreement is applicable to other similar property owned by or leased to the Lessee and is customary in the airline industry and entered into by the Lessee in the ordinary course of its airline business, (x) any such interchange agreement with respect to the Airframe shall not result in the Lessee being out of possession of the Airframe for a period of more than two (2) consecutive days at any one time; (y) such interchange agreement is entered into with a Permitted Air Carrier; and (z) the party to such interchange agreement is not then subject to a proceeding or final order under applicable bankruptcy, insolvency or reorganization laws on the date such interchange agreement is entered into), or subject any Engine to interchange or pooling agreements or arrangements which are applicable to other similar property owned by or leased to the Lessee and are customary in the airline industry and entered into by the Lessee in the ordinary course of its airline business with any Permitted Air Carrier, provided, that (A) no such agreement or arrangement shall under any circumstances result in, contemplate or require the transfer of title to the Aircraft, Airframe or any Engine and
               (B) if the Lessor's title to the Airframe or any Engine shall nevertheless be divested under or by reason of any such agreement or arrangement (in the case of clause (A) and (B), no such termination or impairment being deemed to arise as a result of the existence of any Permitted Lien), such divestiture shall be deemed to be an Event of Loss with respect to the Airframe or such Engine as the case may be and the Lessee shall comply with
               Section 7(e) hereof in respect thereof;

                     (iv) install an Engine on an airframe owned by the Lessee free and clear of all Liens except (A) Permitted Liens, (B) those which apply only to the engines (other than the Engines), appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment (other than Parts) installed on such airframe (but not to the aircraft as an entirety), and (C) those created by the rights of other air carriers under normal interchange or pooling agreements or other arrangements customary in the airline industry which do not contemplate, permit or require the transfer of title to such airframe or engines installed thereon;

                     (v) install an Engine on an airframe, leased to the Lessee or purchased by the Lessee subject to a conditional sale or other security agreement, but only if (A) such airframe is free and clear of all Liens, except (1) the rights of the parties to such lease, or any such secured financing arrangement, covering such airframe and (2) Liens of the type permitted by
               Section 5(b)(iv) and (B) Lessee shall have received from the lessor, mortgagee, secured party or conditional seller, in respect of such airframe, a written agreement (which may be a copy of the lease, mortgage, security agreement, conditional sale or other agreement covering such airframe), whereby such Person agrees that it will not acquire or claim any right, title or interest in, or Lien on, such Engine by reason of such Engine being installed on such airframe at any time while such Engine is subject to this Lease or is owned by Lessor;

                    (vi) install an Engine on an airframe, owned by the Lessee, leased by the Lessee or purchased by the lessee subject to a conditional sale or other security agreement under circumstances where neither clause (iv) nor clause (v) above is applicable, provided that any such installation (so long as the same shall be continuing) shall be deemed an Event of Loss with respect to such Engine and the Lessee shall comply with Section 7(e) hereof;

                    (vii) transfer possession of the Airframe or Engine to the United States of America or any instrumentality thereof pursuant to the Civil Reserve Air Fleet Program (as established and administered pursuant to Executive Order 11490, as amended, as superseded by United States Executive Order No. 12656) or any similar or substitute program ("CRAF Program"), in which event Lessee shall promptly notify Lessor upon transferring possession of the Airframe or any Engine to the United States of America or any agency or instrumentality thereof pursuant to such program in writing of any such transfer of possession and in such notification shall identify by name, address and telephone numbers the Contracting Office Representatives of the Military Airlift Command of the United States Air Force to whom notices must be given and to whom requests or claims must be made to the extent applicable under the CRAF Program; and

                    (viii) transfer possession of the Airframe or any Engine to the United States of America, or to a foreign government, when required by Applicable Law in the circumstances referred to in clause (iv) or (v) of the definition of an Event of Loss (it being understood that nothing in this clause (viii) shall relieve the Lessee from its obligations under Section 8(a) if such transfer becomes an Event of Loss), in which event Lessee shall promptly notify Lessor in writing of any such transfer of possession;

provided that (1) the rights of any transferee who receives possession by reason
- --------
of a transfer permitted by this Section 5(b) (other than by a transfer of an Engine which is deemed an Event of Loss) shall be subject and subordinate to all the terms of this Lease; (2) the Lessee shall remain primarily liable hereunder for the performance of all the terms and conditions of this Lease, and all of the terms and conditions of this Lease and the other applicable Operative Agreements shall remain in effect; (3) no transfer of possession otherwise in compliance with this Section 5(b) shall (A) result in any registration or re-registration of the Aircraft, (B) permit any action not permitted to the Lessee hereunder or (C) extend beyond the end of the Term (except if at the time of the transfer the Lessee shall have irrevocably committed to exercise the Purchase Option in accordance with the terms hereof); (4) all necessary documents shall have been duly filed or recorded in applicable public offices and all other necessary action shall be taken as may be required to preserve the interest of Lessor to the Airframe and Engines; and (5) Lessee shall reimburse Lessor, on an After Tax Basis, for all of their reasonable out-of-pocket costs and expenses (including, without limitation, reasonable counsel fees and disbursements) in connection with any such transfer.

          The Lessor hereby agrees for the benefit of the lessor or secured party of any engine (other than the Engines) or of any airframe (other than the Airframe) leased to the Lessee or purchased by the Lessee subject to a conditional sale or other security agreement, which lease or conditional sale or other security agreement (in the case of any such airframe) also covers an engine or engines (other than the Engines) owned by the lessor under such lease or subject to a security interest in favor of the secured party under such conditional sale or other security agreement, that the Lessor will not acquire or claim, as against such lessor or secured party, any right, title or interest in any such engine as the result of such engine being installed on the Airframe at any time while such engine is owned by such lessor or is subject to such conditional sale or other security agreement or security interest in favor of such secured party; provided, however, that such agreement of the Lessor shall
                    --------  -------
not be for the benefit of any lessor or secured party of any airframe leased to the Lessee or owned or purchased by the Lessee subject to a conditional sale or other security agreement or for the benefit of any mortgagee of or any other holder of a security interest in an airframe owned by the Lessee, unless such lessor, conditional vendor, other secured party or mortgagee has agreed (which agreement may be contained in such lease, conditional sale or other security agreement or mortgage and may consist of a paragraph similar to this paragraph) that neither it nor its successors or assigns will acquire, as against the Lessor, any right, title or interest in an Engine as a result of such Engine being installed on such airframe.

          (c)  Operation and Use.
               -----------------

          The Lessee shall not operate, use or locate the Airframe or any Engine, or suffer such Airframe or any Engine to be operated, used or located
(i) in any area excluded from coverage by any insurance required by the terms of
Section 9 hereof, except in the case of a requisition by the United States of America where the Lessee obtains (and provides evidence of) indemnity from the Government for the benefit of the Additional Insureds against substantially the same risks and for at least the amounts of the insurance required by Section 9 hereof covering such area, or (ii) outside the United States or Canada in any recognized or, in the Lessee's reasonable judgment, threatened area of hostilities unless covered by war risk insurance, or in either case unless the Airframe or such Engine is operated or used under contract with the Government under which contract the Government assumes liability for substantially the same risks in at least the same amounts as would be covered by such insurance. The Lessee shall not permit the Airframe or any Engine to be maintained, serviced, repaired, overhauled, used or operated during the Term in violation of any Applicable Law or in violation of any airworthiness certificate, rule, regulation, order, license or registration relating to the Aircraft or such Engines issued by any competent Governmental Authority, unless (i) the validity thereof is being contested in good faith and by appropriate proceedings which do not involve a non-de minimis danger of the sale, forfeiture or loss of the Airframe or such Engine or the interest of the Lessor therein or any risk of criminal liability or any material risk of civil liability against Lessor, or
(ii) it is not possible for the Lessee to comply with the laws of a jurisdiction other than the United

States (or other than any jurisdiction in which the Aircraft is then registered) because of a conflict with the applicable laws of the United States (or such jurisdiction in which the Aircraft is then registered), provided, however, that
                                                        --------  -------
actions taken under (i) and (ii) above will not result in the violation of any requirements of insurance pursuant to Section 9.

          The Lessee shall not intentionally do or permit to be done anything which will expose the Aircraft to penalty, forfeiture, impounding or detention, appropriation, damage or destruction (other than any damage or destruction arising in the ordinary course of operation of the Aircraft) or expose (insofar as the same relates to the operation or use of the Aircraft) the Lessor to criminal liability (and in the event of any forfeiture, impounding, detention or appropriation of the Aircraft, the Lessee shall take all such steps reasonably open to it with a view to obtaining the immediate release of the Aircraft). The Lessee shall not represent or hold out the Lessor as carrying goods or passengers on the Aircraft or as being connected or associated with any operation of carriage which may be undertaken by the Lessee or pledge the credit of the Lessor.

          (d)  Maintenance.
               -----------

          The Lessee, at its own cost and expense, shall during the Term service, repair, maintain, overhaul and test the Aircraft, the Airframe and each Engine (and each engine that is not an Engine but is installed on the Aircraft) or cause the same to be done in accordance with (1)(i) a maintenance program approved by the Aeronautical Authority and (ii) maintenance standards required by, or substantially equivalent to those required by, the FAA or the central civil aviation authority of Canada, France, Germany, Japan, The Netherlands or the United Kingdom, and shall keep or cause to be kept the Aircraft, the Airframe and each Engine (or engine) in as good operating condition as originally delivered hereunder, ordinary wear and tear excepted, in accordance with all applicable FAA regulations for the Aircraft (including all FAA airworthiness directives applicable to the Aircraft), in accordance with all mandatory service bulletins and as required to keep all Manufacturer's or Engine Manufacturer's warranties in effect, in compliance with any requirements under the policies of insurance required by Section 9, and shall keep or cause to be kept the Aircraft, the Airframe and each Engine in such operating condition as may be necessary to enable all certificates, licenses, permits and authorizations required for the use and operation of the Aircraft and each Engine in the appropriate category for the nature of the operations of the Aircraft including the airworthiness certification of the Aircraft to be maintained in good standing at all times under the applicable rules and regulations of the Aeronautical Authority, except when aircraft of the same type, model or series as the Airframe (powered by engines of the same type as those with which the Airframe shall be equipped at the time of grounding) registered in the same country have been grounded by the Aeronautical Authority and (2) the same standards Lessee uses with respect to similar aircraft of similar size in its fleet operated (whether owned or leased) by Lessee in similar circumstances and without in any way discriminating against the Aircraft by reason of its leased status. Nothing herein shall be deemed to prevent the Lessee from taking the Aircraft out of service for maintenance or modifications permitted hereunder or storage in accordance with applicable Aeronautical Authority requirements, the manufacturer's recommended procedures and sound practice for such storage. The Lessee shall maintain or cause to be maintained all records, logs and other documents required by the Aeronautical Authority to be maintained in respect of the Aircraft in English in the manner as such Aeronautical Authority requires. Lessee further agrees that the Aircraft, Airframe and Engines will be maintained, used, serviced, repaired, overhauled or inspected in compliance with Applicable Law with respect to the maintenance of the Aircraft and compliance with each applicable airworthiness certificate, license and registration relating to the Aircraft, Airframe or any Engine issued by the Aeronautical Authority.

           (e)  Registration.
                ------------

           Except as required by the Transportation Code or rules, regulations, or orders promulgated thereunder, the Aircraft shall be duly registered in the name of the Lessee under the Transportation Code at all times during the Term;

provided that the Lessor shall execute and deliver all such documents as the
- --------
Lessee may reasonably request for the purpose of effecting or continuing such registration.

Section 6. Inspection.
           -----------

           At all times during the Term, but upon at least 15 days' prior notice to the Lessee (unless an Event of Default shall have occurred and be continuing, in which event a prior written notice of at least one (1) Business Day is required) and at a time and place reasonably acceptable to the Lessee, the Lessor or its authorized representatives (which may include the Manufacturer) may at their own expense (unless an Event of Default shall have occurred and be continuing, in which event the Lessee shall bear such expense) and risk conduct a visual walk-around inspection of the Aircraft (including an on board inspection and a visual walk-around inspection of the Aircraft during any "C" check or other heavy maintenance)) and any Engine and may include inspection of areas exposed by any open panels, bays or the like, but shall not include opening any panels, bays or the like without the express written consent of an authorized employee of the Lessee and may inspect the books and records of the Lessee relating to the operation and maintenance thereof and the Lessee shall provide copies of such books and records to the inspecting party or their authorized representatives at its or their reasonable request; provided that (a)
                                                               --------
any such inspection shall be subject to the safety, security and workplace rules applicable at the location where such inspection is conducted and any applicable governmental rules or regulations, and (b) in the case of an inspection during a maintenance visit, such inspection shall not interfere with the normal conduct of such maintenance visit or extend the time required for such maintenance visit or, in any event, at any time interfere with the use or operation of the Airframe or any Engine or with the normal conduct of the Lessee's business. All information obtained in connection with any such inspection shall be held confidential by the Lessor and shall not be furnished or disclosed to anyone other than (i) each other, their bank examiners, auditors, accountants, insurance advisors, agents and legal counsel, (ii) any prospective and permitted transferees of the Lessor, who agree to hold such information confidential,
(iii) except as may be required by an order of any court or administrative agency or by any statute, rule, regulation or order of any Governmental Authority or as may be necessary to enforce the terms of the Operative Agreements, provided, however, that the Lessor may during
            --------  -------
any time it is offering the Aircraft for sale make customary disclosures to prospective purchasers of the Aircraft as to the then current flight and maintenance status of the Aircraft. The Lessor shall have no duty to make any such inspection and shall not incur any liability or obligation by reason of not making any such inspection.

           If requested by Lessor, Lessee shall provide the date (if then scheduled) upon which the Airframe undergoes its next scheduled major check and, with respect to any Engine, the next scheduled off the Airframe maintenance, and shall advise Lessor of the name and location (if then known) of the relevant maintenance performer.

           The Lessee shall furnish to the Lessor such additional information concerning the location, condition, use and operation of the Aircraft as the Lessor may from time to time reasonably request.

Section 7. Replacement and Pooling of Parts; Alterations, Modifications and
           Additions; Substitution of Engines.
           -----------------------------------

           (a)  Replacement of Parts.
                --------------------

           Except as otherwise provided in the proviso to the third sentence of
Section 7(d) or if the Airframe or an Engine to which a Part relates has suffered an Event of Loss, the Lessee, at its own cost and expense, will during the Term promptly replace all Parts that may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever. In addition, in the ordinary course of maintenance, service, repair, overhaul or testing, the Lessee, at its own cost and expense, may remove any Parts, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use, provided that the Lessee, at its own cost
                                    --------
and expense, shall, except as otherwise provided in the proviso to the third sentence of Section 7(d), replace such Parts as promptly as practicable with replacement Parts or temporary replacement parts as provided in Section 7(c) hereof. All replacement Parts shall be free and clear of all Liens except for Permitted Liens and shall be in as good operating condition as, and shall have a value and utility at least equal to, the Parts replaced assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof.

           (b)  Title to Parts.
                --------------

           Except as otherwise provided in the proviso to the third sentence of
Section 7(d), all Parts at any time removed from the Airframe or any Engine shall remain subject to this Lease, no matter where located, until such time as such Parts shall be replaced by Parts that have been incorporated or installed in or attached to such Airframe or Engine and that meet the requirements for replacement Parts specified in Section 7(a). Immediately upon any replacement Part becoming incorporated or installed in or attached to an Airframe or Engine as provided in Section 7(a), without further act, (i) title to the replaced Part shall thereupon vest in the Lessee, in "as-is, where-is" condition, free and clear of all rights of the Lessor and any Lessor's Liens and shall no longer be deemed a Part hereunder; (ii) such replacement Part shall become subject to this Lease and be deemed part of such Airframe or Engine, as the case may be, for all purposes hereof to the same extent as the Parts originally incorporated or installed in or attached to such Airframe or Engine.

           (c)  Pooling or Parts Leasing.
                ------------------------

           Any Part removed from the Airframe or from any Engine as provided in
Section 7(a) may be subjected by the Lessee to a pooling or parts leasing agreement or arrangement of a type customary in the airline industry entered into in the ordinary course of the Lessee's business (with respect to the landing gears however, only with a Permitted Air Carrier), provided that, the part replacing such removed Part shall be incorporated or installed in or attached to such Airframe or Engine in accordance with Sections 7(a) and 7(b) as promptly as practicable after the removal of such removed Part. In addition, any temporary replacement part when incorporated or installed in or attached to the Airframe or any Engine in accordance with Section 7(a) may be owned by another airline or vendor as customary in the United States airline industry, subject to a pooling or parts leasing arrangement, provided that the Lessee, at its expense as promptly thereafter as reasonably practicable, either (i) causes such temporary replacement part become subject to this Lease in accordance with
Section 7(b) by the Lessee acquiring title thereto free and clear of all Liens except Permitted Liens, at which time such temporary replacement part shall become a Part or (ii) replaces such temporary replacement part by incorporating or installing in or attaching to such Airframe or Engine a further replacement Part owned by the Lessee free and clear of all Liens except Permitted Liens and which meets the requirements of Section 7(a) and by causing such further replacement Part to become subject to this Lease in accordance with Section 7(b).

           (d)  Alterations, Modifications and Additions.
                ----------------------------------------

          The Lessee, at its own cost and expense, shall make (or cause to be made) alterations and modifications in and additions to the Airframe and any Engine as may be required to be made from time to time during the Term by Applicable Law or in order to maintain the insurance required under Section 9 regardless of upon whom such requirements are, by their terms, nominally imposed; provided, that the Lessee may, in good faith and by appropriate
         --------
procedure, contest the validity or application of any such standard by appropriate proceedings in any reasonable manner which does not materially adversely affect the interests of the Lessor and does not involve any non-de minimis risk of sale, forfeiture or loss of the Aircraft or the interest of the Lessor therein, or any material risk of civil penalty or any risk of criminal liability being imposed on Lessor. In addition, the Lessee, at its own cost and expense, may from time to time make or cause to be made such alterations and modifications in and additions to the Airframe and any Engine as the Lessee may deem desirable in the proper conduct of its business including, without limitation, removal of Parts which Lessee deems are obsolete or no longer suitable or appropriate for use in the Aircraft, Airframe or such Engine so long as the aggregate value of such removed Parts (based on their value as of the Delivery Date) does not exceed $200,000, provided further that no such
                                         --------
alteration, modification, removal or addition diminishes the value, utility, estimated residual value (with respect to the Airframe only), condition, remaining useful life or airworthiness of such Airframe or Engine below the value, utility, estimated residual value, condition, remaining useful life or airworthiness thereof immediately prior to such alteration, modification or addition, assuming such Airframe or Engine was then in the condition required to be maintained by the terms of this Lease, except that the value (but not the utility, estimated residual value, condition, remaining useful life or airworthiness) of the Aircraft may be reduced by the value of Parts which the Lessee has removed as permitted above. Title to all Parts incorporated or installed in or attached or added to the Airframe or any Engine as the result of any alteration, modification or addition effected by the Lessee shall, without further act, become subject to this Lease; provided that the Lessee may, at any time during
                              --------
the Term, remove any such Part from the Airframe or an Engine if (i) such Part is in addition to, and not in replacement of or in substitution for, any Part originally incorporated or installed in or attached to such Airframe or Engine at the time of delivery thereof hereunder or any Part in replacement of, or in substitution for, any such original Part, (ii) such Part is not required to be incorporated or installed in or attached or added to such Airframe or Engine pursuant to the terms of Section 5(d) or the first sentence of this Section 7(d) or pursuant to the terms of any insurance policies required to be carried hereunder or under any Applicable Law and (iii) such Part can be removed from such Airframe or Engine without diminishing or impairing the value, condition, utility, estimated residual value, remaining useful life or airworthiness which such Airframe or Engine would have had at the time of removal had such alteration, modification or addition not been effected by the Lessee assuming the Aircraft was otherwise maintained in the condition required by this Lease. Upon the removal by the Lessee of any such Part as above provided, title thereto shall, without further act, vest in the Lessee, in "as-is, where-is" condition, free and clear of all rights of the Lessor and such Part shall no longer be deemed a Part hereunder. Any Part not removed as above provided prior to any surrender of the Aircraft to the Lessor shall remain part of the Aircraft and subject to this Lease. Lessee will not permit the Aircraft to be used other than primarily in passenger service and passenger configuration.

     (d)  Substitution of Engines.
          -----------------------

          (i) So long as no Specified Default shall have occurred and be continuing, the Lessee shall have the right at its option at any time, on at least 30 days' prior written notice to the Lessor, to substitute, and (ii) if an Event of Loss shall have occurred with respect to an Engine under circumstances in which there has not occurred an Event of Loss with respect to the Airframe, shall within 90 days of the occurrence of such Event of Loss and on at least five days' prior written notice to the Lessor substitute, a Replacement Engine for any Engine (or in the case of clause (ii), for the Engine suffering an Event of Loss). In the case of a substitution for an Engine other than due to the occurrence of an Event of Loss, the Engine replaced shall not then be installed or held for use on the Airframe. In such event, immediately upon the fulfillment of the conditions precedent described in this Section 7(e) on the date set forth in such notice and without further act, (i) title to the replaced Engine shall thereupon vest in the Lessee (or its designee), in "as-is, where-is" condition, free and clear of all rights of the Lessor and any Lessor's Liens and shall no longer be deemed an Engine hereunder, and (ii) such Replacement Engine shall become subject to this Lease and be deemed part of the Aircraft for all purposes hereof to the same extent as the Engine originally installed on or attached to the Airframe. Prior to the substitution of a Replacement Engine, the following conditions shall be satisfied at the Lessee's sole cost and expense and the Lessor agrees to reasonably cooperate with the Lessee to the extent necessary to enable it to timely satisfy such conditions:

               (i) the following documents shall be duly authorized, executed and delivered by the respective party or parties thereto, and an executed counterpart of each shall be delivered to the Lessor:

                    (A) a Lease Supplement covering the Replacement Engine, which shall have been duly filed for recordation with the FAA;

                    (B) a full warranty bill of sale (as to title), in form and substance satisfactory to the Lessor covering the Replacement Engine, executed by the owner thereof;

                    (C) Uniform Commercial Code financing statements as are deemed necessary or desirable by the Lessor or its counsel to protect the interests of the Lessor in the Replacement Engine;

                    (D)  an Officer's Certificate of the Lessee certifying that
               (i) in the case of a voluntary replacement only, no Specified Default shall have occurred and be continuing and (ii) (x) in the case of a voluntary replacement, the Replacement Engine has at least the same number of hours or cycles (whichever is applicable) of operation on such Replacement Engine remaining until the next scheduled life limited part replacement as the Engine it replaces, assuming such Engine had been maintained in the condition required hereunder; or (y) in the case of a mandatory replacement, the Lessee has not discriminated in its selection of the Replacement Engine (based on the leased status of the Aircraft);

                    (E) an opinion of qualified FAA counsel, in form and substance reasonably satisfactory to the recipients thereof, as to the due recordation of the Lease Supplement and all other documents or instruments the recordation of which is necessary to perfect and protect the rights of the Lessor in the Replacement Engine and the Replacement Engine is free and clear of all recorded Liens other than Permitted Liens;

                    (F) to the extent that an engine warranty in respect of such Replacement Engine is available to the Lessee, an engine warranty assignment covering such Replacement Engine, in form and substance satisfactory to the Lessor and a consent to such engine warranty assignment, in form and substance satisfactory to the Lessor; and

                    (G) evidence that the insurance requirements of Section 9 with respect to an Engine are satisfied and that the insurance covering such Replacement Engine shall be of the type usually carried by the Lessee with respect to similar engines, and covering risks of the kind customarily insured against by the Lessee;

               (ii) the Lessee shall furnish (or cause to be furnished to) the Lessor with an opinion, reasonably satisfactory in form and substance to the Lessor, of the Lessee's counsel, which may be the Lessee's General Counsel or Associate General Counsel, to the effect that (x) such bills of sale or other documents reasonably requested by the Lessor are sufficient to convey title to such Replacement Engine to the Lessee; (y) the Lessor is entitled to the benefits and protections of Section 1110 with respect to the Replacement Engine to the same extent as with respect to the replaced Engine immediately preceding such replacement, provided that if the replaced Engine was subject to
                            --------
          an Event of Loss, then such opinion regarding Section 1110 shall be required only in the event that a replacement engine that can so qualify is available in the Lessee's fleet or is otherwise available to the Lessee (by exchange or otherwise) without material cost to Lessee and (z) the Lease Supplement and a warranty bill of sale have been duly authorized and delivered;

     Upon satisfaction of all conditions to such substitution, (x) the Lessor shall, at the expense of the Lessee, execute and deliver to the Lessee such bills of sale and other documents and instruments as the Lessee shall reasonably request to evidence the transfer to the Lessee and vesting of all right, title and interest in and to the replaced Engine in the Lessee, in "as-is, where-is" condition, free and clear of all right, title and interest of the Lessor, and any Lessor's Liens; (y) the Lessor shall, at the request and expense of the Lessee, assign to the Lessee all claims it may have against any other Person relating to an Event of Loss giving rise to such substitution (other than those in respect of insurance maintained by the Lessor pursuant to Section 9(f)) and
(z) subject to Section 8(g), the Lessee shall be entitled to receive all insurance proceeds (other than those reserved to others under Section 9(f) hereof) and proceeds in respect of any Event of Loss giving rise to such replacement to the extent not previously applied to the purchase price of the Replacement Engine as provided in Sections 9(e)(i) and 8(e)(ii). Should the Lessee replace any Engine as provided herein, all the provisions of this Lease relating to the Engine being replaced shall be applicable to the Replacement Engine with the same force and effect.

Section 8.  Loss, Destruction or Requisition.
            ---------------------------------

            (a)  Event of Loss with Respect to the Airframe.
                 ------------------------------------------

            Upon the occurrence of an Event of Loss with respect to the Airframe or the Airframe and the Engines and/or engines then installed thereon, the Lessee shall forthwith (and in any event within 15 days after such occurrence) give the Lessor notice of such Event of Loss. The Lessee shall pay or cause to be paid to the Lessor in immediately available funds in Dollars, on a date specified at least 30 days in advance by the Lessee, which date shall be a Termination Date (or, if after the Expiration Date, any Business Day) not more than 120 days after the occurrence of the Event of Loss or, if earlier, the first Termination Date (or, if after the Expiration Date, the first Business
Day) which occurs more than 3 Business Days following the payment of insurance proceeds, an amount equal to (A) Basic Rent payable on such Termination Date, together with all unpaid Basic Rent, if any, payable before such Termination Date plus (B) all unpaid Supplemental Rent (other than Termination Value) due on or before such payment date, plus (C) the Termination Value for the Aircraft determined as of such Termination Date or, if such Termination Date is beyond the end of the Term, the Termination Value as of the last Termination Date of the Term plus (D) all reasonable out-of-pocket expenses (including reasonable attorneys' fees) incurred by the Lessor in connection with such Event of Loss plus (E) if such Termination Date is beyond the end of the Term, interest on the amount of such payment, at a rate per annum equal to the Lease Rate, for the period from and including the last day of the Term to but excluding such Termination Date. Notwithstanding the foregoing, the amount required to be paid hereunder shall not be paid later than the Expiration Date if as of said date there shall be a dispute by the relevant insurers as to liability in connection with the Event of Loss and, if such a dispute later arises, the Lessee shall pay the required amounts promptly thereafter.

            (b)  Effect of Termination Value Payment.
                 -----------------------------------

            In the event of a payment in full of the Termination Value for the Aircraft and other Rent payable as provided in Section 8(a), (i) this Lease and the obligations of the Lessee to pay Rent (except for Supplemental Rent obligations which expressly survive pursuant to the Operative Agreements or which have accrued but have not otherwise been paid as of the date of such payment) shall terminate and the Term shall end, (ii) any remaining insurance proceeds (other than those reserved to others under Section 9(f)), including any investment interest thereon, shall be promptly paid over to the Lessee; and
(iii) the Lessor, at the cost and expense of Lessee, shall convey, "as-is, where-is" without recourse or warranty, except for a warranty against Lessor's Liens attributable to Lessor to the Lessee all right, title and interest of the Lessor in and to the Airframe and Engines and shall execute and deliver to the Lessee such bills of sale and other documents and instruments as the Lessee may reasonably request to evidence such conveyance.

          (c)  Non-Insurance Payments Received on Account of an Event of Loss.
               --------------------------------------------------------------

          As between the Lessor and the Lessee, any payments on account of an Event of Loss (other than insurance proceeds or other payments the application of which is provided for in this Section 8 or elsewhere in this Lease, as the case may be, or payments in respect of damage to the business or property (other than the Aircraft) of the Lessee) with respect to the Aircraft, an Engine or any Part received at any time by the Lessor or by the Lessee or any other Person from any Governmental Authority or other Person will be applied as follows:

                    (i) if such payments are received with respect to an Event of Loss to an Engine that has been or is being replaced by the Lessee pursuant to the terms hereof, such payments shall be paid over to, or retained by, the Lessee, provided that if the Lessee
                                                    --------
               has not completed such replacement, such payments shall be paid over to, or retained by, the Lessor as security, and upon completion of, or in connection with a closing for, such replacement, be paid over to the Lessee; and

                    (ii) if such payments are received with respect to an Event of Loss as to the Aircraft, (x) such payments shall be applied in reduction of the Lessee's obligation to pay the Termination Value and other amounts required to be paid by the Lessee pursuant to
               Section 8(a), to the extent not already paid by the Lessee, and, after the Termination Value and all amounts required to be paid to the Lessor pursuant to Section 8(a) shall be paid in full, shall be applied to reimburse the Lessee for such Termination Value up to the full amount thereof, and (y) the balance, if any, of such payment remaining thereafter shall be applied to reimburse the Lessee and the Lessor for their reasonable costs (including attorney's fees), if any, of procuring such payments, and (z) the balance remaining, if any, shall then be distributed to the Lessee.

          (d)  Requisition for Use.
               -------------------

          In the event of a requisition for use by any government during the Term of the Airframe and the Engines, if any, or engines installed on the Airframe (including the Government pursuant to the CRAF Program), the Lessee shall promptly notify the Lessor of such requisition and, if the same does not constitute an Event of Loss, all of the Lessee's obligations under this Lease shall continue to the same extent as if such requisition had not occurred except to the extent that the performance or observance of any obligation by the Lessee shall have been prevented or delayed by such requisition, provided that the
                                                          --------
Lessee's obligations for the payment of money and under Section 9 (except, in the case of Section 9, while an assumption of liability by the government of the United States of the scope referred to in Section 5(c) is in effect) and Section 12 shall not be reduced, delayed or affected by such requisition. Any payments received by the Lessor or the Lessee from such government with respect to the use of such Airframe or Engines shall be paid over to, or retained by, the Lessee. In the event of an Event of Loss of an Engine resulting from the requisition for use by a government of such Engine (but not the Airframe), the Lessee will replace such Engine hereunder by complying with the terms of Section 7(e) and any payments received by the Lessor or the Lessee from such government with respect to such requisition shall be paid in accordance with Section 8(c)(i).

            (e)  Certain Payments to be Held As Security.
                 ---------------------------------------

            Any amount referred to in this Section 8 or Section 9 hereof which is payable to the Lessee shall not be paid to the Lessee, or, if it has been previously paid directly to the Lessee, shall not be retained by the Lessee (and pending delivery to the Lessor, shall be held in trust by the Lessee for the benefit of the Lessor), if at the time of such payment a Specified Default shall have occurred and be continuing, but shall be paid to and held by the Lessor as security for the obligations of the Lessee under this Lease, unless and until applied by Lessor to Lessee's obligations and at such time as there shall not be continuing any such Specified Default, such amount and any gain realized as a result of Permitted Investments required to be made pursuant to Section 15 shall to the extent not so applied be paid over to the Lessee.

            (f)  Notice of Damage.
                 ----------------

            The Lessee shall notify the Lessor, as soon as practicable after the Lessee becomes aware of any loss, theft, damage or destruction of the Aircraft or any part thereof not constituting an Event of Loss if the estimated cost of repair or replacement exceeds $1,000,000.

Section 9.  Insurance.
            ----------

            (a)  Public Liability and Property Damage Insurance.
                 ----------------------------------------------

            Subject to the rights of the Lessee under Section 9(d), the Lessee shall, without expense to the Lessor, maintain or cause to be maintained in effect at all times during the Term, with insurers of nationally or internationally recognized reputation and responsibility which normally participate in airline insurance programs, comprehensive airline public liability insurance (including, without limitation, aircraft third party liability, baggage and mail and aviation general third party liability, contractual liability, passenger legal liability, cargo liability, property damage liability, general third party legal liability and product liability coverage but excluding manufacturer's product liability coverage) with respect to the Aircraft in an amount not less than the greater of (i) the amount which Lessee may carry from time to time on other similar aircraft in its fleet (whether owned or leased) and (ii) the Minimum Liability Amount; provided that
                                                                 --------
an agreement of the Government for the benefit of the Additional Insureds to insure against or indemnify for substantially the same risks to at least the same amount shall satisfy the requirements of this Section 9(a), provided that
                                                                 --------
on or prior to the date of such agreement, the Lessee shall provide an Officer's Certificate of the Lessee certifying that any such insurance or indemnity provides protection no less favorable than insurance coverage that would comply with this Section 9. Such insurance shall be of the same type and covering the same risks usually carried by the Lessee with respect to similar aircraft and engines and shall provide coverage that is in substantially similar form, of such types and having limits within the range of limits (but no less than the Minimum Liability Amount) as are customarily obtained by similarly situated United States carriers operating similar aircraft on similar routes.

          During any period that the Aircraft is grounded and not in operation for any reason, the Lessee may modify the insurance required by this Section 9(a) to modify the amounts of public liability and property damage insurance, the scope of the risks covered and the type of insurance, in all circumstances to conform to such insurance customary in the United States airlines industry for regional air carriers similarly situated with the Lessee in respect of similar aircraft which are grounded, not in operation, and stored or hangared, except that in all instances, the amounts of coverage and scope of risk covered and the type of insurance shall be at a minimum no less favorable than the insurance as from time to time applicable to aircraft owned or leased by Lessee on the ground, not in operation, and stored or hangared.

          (b)  Insurance Against Loss or Damage to the Aircraft and Engines.
               ------------------------------------------------------------

          Subject to the rights of the Lessee under Section 9(d), the Lessee shall, without expense to the Lessor, maintain or cause to be maintained in effect at all times during the Term with insurers of nationally recognized responsibility which normally participate in airline insurance programs all risk (including U.S. limited form of war risk insurance covering (but not limited to) hijacking, strikes, civil commotion, terrorist acts and acts of sabotage while the Aircraft is operated in the U.S. and Canada), agreed value, ground, taxiing and flight hull insurance, which may, except as expressly provided in this
Section 9(b), exclude war risks and allied perils, covering the Aircraft for an amount at all times (even when the Aircraft is grounded or in storage) not less than the Termination Value from time to time; provided that, the Lessee shall
                                              -------- ----
not be required to maintain all-risk flight aircraft hull insurance with respect to any period in which the Aircraft is grounded and properly stored or hangared. Such insurance shall not provide insurers with a right to replace the Airframe or any Engine with another airframe or Engine. Such hull insurance or other personal property insurance of the Lessee shall cover Engines or engines and Parts temporarily removed from the Airframe, pending replacement by installation of the same or similar Engines, engines or Parts on the Airframe. Such insurance shall be on a replacement cost basis in respect of damage not constituting an Event of Loss and on an agreed value basis in respect of an Event of Loss and shall be of the same type and covering the same risks usually carried by the Lessee with respect to similar aircraft and engines and shall provide coverage that is in substantially similar form, of such types and having limits within the range of limits (but no less than Termination Value from time to time) as are customarily obtained by similarly situated United States carriers operating similar aircraft on similar routes. If and to the extent that the Lessee operates the Aircraft (A) on routes where it maintains war risk, hijacking or allied perils insurance in effect with respect to other similar owned or leased aircraft in its fleet, (B) on routes where the custom in the industry is to carry war risk, hijacking or allied perils insurance or (C) in any area of recognized hostilities, the Lessee shall maintain or cause to be maintained such insurance in effect with respect to the Aircraft in the amount at least equal to Termination Value from time to time. An agreement by the Government to insure against or indemnify for substantially the same risks to at least the same amount will satisfy any of the requirements of this Section 9(b). Notwithstanding the foregoing, the Lessee shall not be required to maintain war risk insurance (except the U.S. limited form of war risk insurance noted above) so long as the Aircraft is operated only within the United States and Canada.

          During any period that the Aircraft is on the ground and not in operation, the Lessee may carry or cause to be carried, in lieu of the insurance required by this Section 9(b), insurance otherwise conforming with the provisions of this Section 9(b) except that the scope of the risks and the type of insurance shall be in substantially similar form, of such types and having limits within the range of limits (but no less than Termination Value from time to time) as are customarily obtained by similarly situated United States carriers in respect of similar aircraft which are grounded, not in operation, and stored or hangared, provided that the scope of the risks and the type of
                        --------
insurance shall be the same as from time to time applicable to aircraft owned by the Lessee of the same type similarly on the ground and not in operation, provided further that the Lessee shall maintain insurance against risk of loss
- -------- -------
or damage to the Aircraft in an amount equal to the Termination Value from time to time during such period that the Aircraft is on the ground and not in operation.

          (c)  Additional Insureds; Loss Payment.
               ---------------------------------

          The Lessee shall cause all policies of insurance carried in accordance with this Section 9 to name the Additional Insureds as their respective interests may appear as additional insureds. Such policies shall provide with respect to such Additional Insureds that (i) none of their respective interests in such policies shall be invalidated by any act or omission or breach of warranty or condition contained in such policies by the Lessee or any other Person (other than such Additional Insured) or, in the case of any particular Additional Insured, any other Additional Insured and shall insure the respective interests of the Additional Insureds regardless of any breach or violation of any warranty, declaration or condition contained in such policies by the Lessee;
(ii) in the case of any particular Additional Insured, no cancellation or lapse of coverage for nonpayment of premium or otherwise, and no substantial change of coverage which adversely affects the interests of any such Additional Insured, shall be effective as to such Additional Insured until thirty (30) days (or such lesser period as may be applicable in the case of any war risk coverage) after receipt by such Additional Insured of written notice from the insurers of such cancellation, lapse or change; (iii) they shall have no liability for premiums, commissions, calls, assessments or advances with respect to such policies; (iv) such policies will be primary without any right of contribution from any other insurance carried by such Additional Insureds; (v) the insurers waive any rights of set-off (including for unpaid premiums), counterclaim, deduction or subrogation whether by attachment or otherwise, against such Additional Insureds; (vi) such policies shall apply worldwide and have no territorial restrictions or limitations (except, in the case of war, hijacking or related perils insurance, as otherwise permitted hereunder); (vii) shall contain a 50/50% Clause per Lloyd's Aviation Underwriter's Association Standard Policy Form AVS 103; and (viii) losses shall be adjusted with the Lessee (or, if an Event of Default shall have occurred and be continuing, with the loss payee referred to in the last sentence of this Section 9(c)); provided, that, in the
                                                        --------
case of an Event of Loss, no adjustment (other than hull deductibles) shall reduce the amount payable under such policy to less than the agreed value required by Section 9(b). Each liability policy shall provide that all the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured and each hull policy shall provide that the exercise by the insurer of rights of subrogation derived from rights retained by the Lessee will not delay payment of any claim that would otherwise be payable but for such rights of subrogation. Each hull policy shall name the Lessor as loss payee; provided
                                                                   --------
that, so long as the insurers shall not have received written notice that an
- ----
Event of Default has occurred and is continuing, if insurance proceeds under a hull policy in the aggregate equal $1,000,000 or less, then such proceeds shall be payable to the Lessee and, notwithstanding the foregoing, any amounts (1) of any proceeds which in the aggregate exceed $1,000,000, (2) of any proceeds in respect of a total loss or an Event of Loss or (3) if the insurers shall have received written notice that an Event of Default has occurred and is continuing, any proceeds with respect to any single loss, shall be payable to such loss payee.

          (d)  Deductibles and Self-Insurance.
               ------------------------------

          The Lessee may from time to time self-insure, by way of deductible or premium adjustment provisions in insurance policies or otherwise, the risks required to be insured against pursuant to this Section 9 under a program applicable to all aircraft in the Lessee's fleet in such amounts as are then self-insured with respect to similar owned or leased aircraft in the Lessee's fleet but in no case shall such self-insurance in the aggregate exceed, in addition to the Lessee's normal deductible per occurrence relating to damage (but not total loss) to aircraft for each aircraft in the Lessee's fleet (which normal deductible amount shall not exceed $500,000 in respect of the Aircraft), an amount equal to 3% of the Lessee's tangible net worth (but in no event to exceed $15,000,000 (including, for purposes of calculating the amount of $15,000,000, the amount of such normal deductible applicable to the Aircraft (but not any other aircraft in the Lessee's fleet))), calculated as at the end of the Lessee's immediately preceding fiscal year.

          (e)  Application of Hull Insurance Proceeds.
               --------------------------------------

          Subject to Section 8(e), as between the Lessor and the Lessee, any payments received under policies of hull or other property insurance required to be maintained by the Lessee pursuant to Section 9(b), shall be applied as follows:

                    (i) if such payments are received with respect to loss or damage (including an Event of Loss with respect to an Engine) not constituting an Event of Loss with respect to the Airframe, payments in the aggregate of $1,000,000 or less shall be paid over to or retained by the Lessee and any payments which in the aggregate are greater than $1,000,000 shall be paid over to or retained by the Lessor for payment to the Lessee only upon performance of its repair or replacement obligation; and

                    (ii) if such payments are received with respect to an Event of Loss with respect to the Airframe, so much of such payments as shall not exceed the Termination Value and other amounts required to be paid by the Lessee pursuant to Section 8(a) shall be applied in reduction of the Lessee's obligation to pay such amounts if not already paid by the Lessee, and to reimburse the Lessee if such amounts shall have been paid, and the balance, if any, of such payments shall be promptly paid over to or retained by the Lessee.

          (f)  Insurance for Own Account.
               -------------------------

          Nothing in this Section 9 shall prohibit the Lessor or the Lessee from obtaining insurance with respect to the Aircraft for its own account (including, without limitation, in the case of the Lessee, hull insurance under the same policies maintained pursuant to this Section 9 in amounts in excess of those required to be maintained pursuant to this Section 9) and any proceeds payable thereunder shall be payable as provided in the insurance policy relating thereto, provided that no such insurance may be obtained which would limit or
         --------
otherwise adversely affect the availability of coverage or payment of any insurance required to be obtained or maintained pursuant to this Section 9, it being understood that all salvage rights to the Airframe or the Engines shall remain with the Lessee's insurers at all times.

          (g)  Reports, etc.
               ------------

          Lessee will furnish, or cause to be furnished, to the Lessor (A) on or prior to the Delivery Date, insurance certificates describing in reasonable detail the insurance maintained by Lessee as required pursuant to this Section 9, (B) prior to the cancellation, lapse or expiration of the insurance policies required pursuant to this Section 9, evidence of renewal of such insurance policies, and (C) on or prior to the Delivery Date and on or before the renewal dates of the insurance policies carried by the Lessee pursuant to this Section 9, a report signed by a firm of recognized aircraft insurance brokers of good reputation, not affiliated with the Lessee, which brokers may be regularly retained by the Lessee and reasonably satisfactory to the Lessor, stating the opinion of such firm that 1) all premiums in connection with the insurance then due have been paid, 2) the insurance then carried and maintained on the Aircraft complies with the terms hereof and, in the case of renewal insurance, that such renewal insurance will on and after the effective date thereof so comply with the terms hereof and 3) to the best of such firm's knowledge, such insurance provides coverage that is in substantially similar form, of such types and having limits within the range of limits as are customarily obtained by similarly situated United States carriers operating similar aircraft on similar routes, provided that all information contained in such report shall be held
        --------
confidential by the Lessor and shall not be furnished or disclosed by them to any Person except (A) their legal counsel, independent certified public accountants, insurance brokers or advisors or other agents who agree to hold such information confidential, (B) as may be required by Applicable Law or by any court or administrative order or decree or governmental ruling or regulation and (C) as may be necessary for purposes of enforcement of Operative Agreements. The Lessee will instruct such firm to give prompt written advice to the Lessor of any default in the payment of any premium and of any other act or omission on the part of the Lessee of which it has knowledge and which would in such firm's opinion invalidate or render unenforceable, in whole or in any material part, any insurance on the Aircraft. The Lessee will also instruct such firm to advise the Lessor in writing at least thirty (30) days prior to the termination or cancellation of, or material adverse change in, such insurance carried and maintained on the Aircraft pursuant to this Section 9 (or such lesser period as may be applicable in the case of war risk coverage), provided, that in respect
                                                     --------
of war risk or allied perils coverage, if the notice period specified above is not obtainable, the insurance broker shall provide for as long a period of prior notice as shall then be obtainable.

            (h)  Right to Pay Premiums.
                 ---------------------

            The Additional Insureds shall have the rights but not the obligations of an additional named insured. None of Lessor or the other Additional Insureds shall have any obligation to pay any premium, commission, assessment or call due on any such insurance (including reinsurance). Notwithstanding the foregoing, in the event of cancellation of any insurance due to the nonpayment of premiums, each of Lessor and the other Additional Insureds shall have the option, in its sole discretion, to pay any such premium in respect of the Aircraft that is due in respect of the coverage pursuant to this Lease and to maintain such coverage, as Lessor or the other Additional Insureds may require, until the scheduled expiry date of such insurance and, in such event, Lessee shall, upon demand, reimburse Lessor and the other Additional Insureds for amounts so paid by them.

            (i)  Spare Physical Damage Insurance.
                 -------------------------------

            During any period that an Engine is not attached to the Airframe or any other airframe and not otherwise subject to coverage by a hull policy maintained by the Lessee, the Lessee shall maintain or cause to be maintained spares physical damage insurance covering such Engine in an aggregate amount not less than the amount commercially available in aviation insurance markets except that the scope of the risks and the type of insurance shall be in substantially similar form, of such types and having limits within the range of limits as are customarily obtained by similarly situated United States carriers operating similar engines not attached to any airframe, provided that the scope of the risks and the type of insurance shall be the same as from time to time applicable to engines owned or leased by the Lessee of the same type and similarly not attached to any airframe.

Section 10.  Liens.
             -----

          The Lessee shall not during the Term directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to the Aircraft, Airframe, any Engine or any Part or title thereto or any interest therein or in this Lease except (a) the respective rights of the Lessor and the Lessee as provided herein; (b) the rights of others under agreements or arrangements to the extent expressly permitted in Sections 5(b) and 7(c); (c) Liens for Taxes of the Lessee either not yet due or being contested in good faith by appropriate proceedings (and for which adequate reserves have been provided in accordance with generally accepted accounting principles) so long as such proceedings do not involve any non-de minimis risk of the sale, forfeiture or loss of the Aircraft, Airframe or an Engine or the interest of the Lessor therein or any risk of criminal liability or any material risk of civil penalty against Lessor; (d) Liens of suppliers, mechanics, workers, repairers, employees, airport operators, air traffic control authorities or other like Liens arising in the ordinary course of business and for amounts the payment of which is either not yet delinquent or is being contested in good faith (and for the payment of which adequate reserves have been provided in accordance with generally accepted accounting principles) by appropriate proceedings, so long as such proceedings do not involve a non-de minimis risk of the sale, forfeiture or loss of the Airframe or an Engine or the interest of the Lessor therein or any risk of criminal liability or any material risk of civil penalty against Lessor; (e) Liens arising out of judgments or awards against the Lessee with respect to which an appeal or proceeding for review is being prosecuted in good faith and with respect to which at the time there shall have been secured a stay of execution, so long as such proceedings do not involve a non-de minimis risk of the sale, forfeiture or loss of the Aircraft, Airframe or an Engine or the interest of the Lessor therein; (f) Lessor's Liens; (g) salvage and similar rights of insurers under policies of insurance maintained with respect to the Aircraft and (h) Liens with respect to which the Lessee has provided a bond or other security adequate in the good faith opinion of the Lessor. Liens described in clauses (a) through (h) above are referred to herein as "Permitted Liens." The Lessee shall promptly, at its own expense, take such action as may be necessary to duly discharge (by bonding or otherwise) any Lien other than a Permitted Lien arising at any time during the Term.

Section 11. Recordation and Further Assurances.
            -----------------------------------

            (a)  Recordation of Lease.
                 --------------------

             The Lessee shall cause this Lease, any Lease Supplements, and any and all additional instruments which shall be executed pursuant to the terms hereof to be kept, filed and recorded and to be re-executed, refiled and re-recorded at all times during the Term with the FAA or other Aeronautical Authority to the extent required to perfect and preserve the Lessor's interest in the Aircraft.

            (b)  Further Assurances.
                 ------------------

            The Lessee and the Lessor will each promptly and duly execute and deliver to the other such further documents and assurances and take such further action as the other may from time to time reasonably request in order to more effectively carry out the intent and purpose of this Lease and to establish and protect the rights and remedies created or intended to be created in favor of the Lessor and the Lessee hereunder, including, without limitation, (x) if requested by the Lessor or the Lessee, the execution and delivery of supplements or amendments hereto, in recordable form, subjecting any replacement or substituted engine to this Lease and the recording or filing of counterparts hereof, or of financing statements with respect hereto and (y) if requested by the Lessee, the execution and delivery by the Lessor of an FAA bill of sale and a warranty bill of sale in connection with the purchase by the Lessee of the Lessor's interest in the Aircraft pursuant to Section 13(b) or 13(d).

               (c)  Markings.
                    --------

               The Lessee will not permit the name of any person to be placed on the Airframe or any Engine in a manner that may be interpreted as a claim of ownership of, or Lien on, the Airframe or any Engine; provided, however, that nothing herein contained shall prohibit the Lessee from placing its customary colors and insignia on the Airframe or any Engine or from otherwise operating the Aircraft in its livery.

Section 2.     Surrender of Aircraft and Records.
               ----------------------------------

               (a)  Surrender of Aircraft.
                    ---------------------

               Upon the termination of this Lease at the expiration of the Term or upon the earlier termination of this Lease pursuant to the terms hereof, unless the Lessee shall purchase the Aircraft or there shall have been an Event of Loss with respect to the Aircraft, the Lessee, at its own expense, shall, except as otherwise expressly provided herein, surrender the Airframe by delivering the same to the Lessor in the continental United States of America at a location on the Lessee's domestic route system chosen by the Lessee and reasonably acceptable to the Lessor, fully equipped with two Engines or other General Electric CF34-3B1 Series 200 engines (or engines of the same manufacturer of a comparable or an improved model and suitable for installation and use on the Airframe and owned by the Lessee) duly installed thereon.

               (b)  Return of Other Engines.
                    -----------------------

               In the event any engine not owned by the Lessor shall be surrendered with the Airframe, such engine shall satisfy the requirements for a Replacement Engine, shall be free and clear of all Liens other than Lessor's Liens and shall have a value, remaining useful life, utility and condition at least as great as the Engine replaced (assuming such Engine was maintained in accordance with the terms hereof) and the Lessee shall, at its own expense and concurrently with such return, furnish the Lessor with (i) a full warranty bill of sale guaranteed by Lessee, in form and substance reasonably satisfactory to the Lessor, (ii) an Officer's Certificate as described in Section 7(e)(i)(D), and (iii) an opinion of counsel to the Lessee as described in Section 7(e)(ii), with respect to each such engine and shall take such other action as required by
Section 7(e) to cause such engine to be a Replacement Engine or as the Lessor may reasonably request in order that such engine shall be duly and properly subjected to the Lease free and clear of all Liens other than Lessor's Liens, whereupon such engine shall be deemed to be an Engine for all purposes hereof and thereupon the Lessor will transfer to the Lessee, in "as-is, where is" condition, without recourse or warranty except a warranty against Lessor's Liens, all right, title and interest of the Lessor or any Affiliate in and to an Engine not installed on the Airframe at the time of the return thereof.

               (c)  Fuel; Records.
                    -------------

               Upon the surrender of the Aircraft, (i) the Lessor shall have no obligation with respect to the amount of fuel or oil contained in the Airframe and (ii) the Lessee shall deliver to the Lessor all logs, manuals, certificates and inspection, modification and overhaul records which are required to be maintained with respect thereto under applicable rules and regulations of the FAA and DOT.

               (d)  Condition of Aircraft.
                    ---------------------

               The Aircraft when surrendered to the Lessor shall be in the operating condition required by Exhibit E hereto.

Section 13.    End of Term Options.
               --------------------

               (a)  [Reserved].

               (b)  Purchase Option.
                    ---------------

               Without limitation of the Lessee's purchase obligation pursuant to Section 13(d), unless the Lessee shall have given notice of its intention to exercise the Remarketing Option and the Lessor shall have entered into a bona fide letter of intent or binding contract to sell the Aircraft, the Lessee shall have the option (exercisable by giving the Lessor written notice (the "Purchase
                                                                       --------
Notice") of the Lessee's election to exercise such option) to purchase, the
- ------
Aircraft on the date specified in such Purchase Notice, which date shall be a Business Day. Such notice may be revoked at any time on or prior to the proposed date of purchase; provided that, (x) such notice may not be revoked
                           -------- ----
after the date which is 60 days prior to the Expiration Date (provided that, during such 60 day period the Lessee may by notice to the Lessor extend the date of purchase from that date specified in the applicable Purchase Notice, but not beyond the Expiration Date) and (y) in connection with any such revocation (or extension), Lessee shall pay to Lessor any Cancellation Costs. The Lessee shall also be deemed to have irrevocably exercised such option to purchase as provided in Section 13(e)(i). The purchase price shall be equal to the Termination Value. In addition, on such date of purchase Lessee shall pay to Lessor all Rent and other amounts then due and payable to Lessor under this Lease and any other Operative Document, including Basic Rent due and payable on such date and if the date of such purchase is other than a Termination Date, any Breakage Costs and an amount equal to the product of (w) the Lease Rate for the Basic Rent Period during which such purchase date occurs times (x) the Termination
                                                   -----
Value times (y) the quotient of (I) the actual number of days from and including
      -----
the preceding Basic Rent Payment Date to but excluding such purchase date divided by (II) 360. The Lessee shall deliver the Purchase Notice to the Lessor not less than five (5) days prior to the purchase date. If the Lessee exercises its option to purchase the Aircraft pursuant to this Section 13(b) (the "Purchase Option"), the Lessor shall transfer to the Lessee all of the Lessor's
- ----------------
right, title and interest in and to the Aircraft on an "as-is where is" basis, without recourse or warranty except a warranty against Lessor's Liens, as of the date specified in the Purchase Notice upon receipt of the Termination Value and such other amounts. Upon receipt of such amounts by the Lessor, the Lessor shall return the Security Amount to Lessee (it being agreed that, in connection with payment by the Lessee pursuant to this Section 13(b), Lessee may net against such payment an amount equal to the Security Amount, and upon such netting, Lessor shall be relieved of its obligation to pay the Security Amount to Lessee).

               (c)  [Reserved].
                    ----------

               (d)  Acceleration of Purchase Obligation.
                    -----------------------------------

               The Lessee shall be obligated to purchase the Lessor's interest in the Aircraft for an amount equal to the Termination Value (A) automatically and without notice upon the occurrence of any Event of Default specified in clause (f), (g) or (h) of Section 16, and (B) as provided for in Section 17(d) immediately upon written demand of the Lessor upon the occurrence of any other Event of Default. The purchase price shall be equal to the Termination Value. In addition, on such date of purchase, Lessee shall pay to Lessor all Rent and other amounts then due and payable to Lessor under this Lease and any other Operative Document including, Basic Rent due and payable on such date and if the date of such purchase is other than a Termination Date, any Breakage Costs and an amount equal to the product of (w) the Lease Rate for the Basic Rent Period during which such purchase date occurs times (x) the Termination Value times (y)
                                       -----                           -----
the quotient of (I) the actual number of days from and including the preceding Basic Rent Payment Date to but excluding such purchase date divided by (II) 360. The Lessor shall transfer to the Lessee all of the Lessor's right, title and interest in and to the Aircraft on an "as-is where is" basis, without recourse or warranty except a warranty against Lessor's Liens, as of such purchase date, upon receipt of the Termination Value and such other amounts. Upon receipt of such amounts by the Lessor, the Lessor shall return the Security Amount to Lessee (it being agreed that, in connection with payment by the Lessee pursuant to this Section 13(d), Lessee may net against such payment an amount equal to the Security Amount, and upon such netting, Lessor shall be relieved of its obligation to pay the Security Amount to Lessee).

               (e)  Option to Remarket.
                    ------------------

               Subject to the fulfillment of each of the conditions set forth in this 13(e), the Lessee shall have the option (the "Remarketing Option") to cause
                                                   ------------------
the remarketing and completion of the sale of the Lessor's interest in the Aircraft during the Remarketing Period. The Lessee's right to exercise the Remarketing Option shall be subject to the due and timely fulfillment of each of the following provisions as of the dates set forth below:

                         (i) Not later than sixty (60) days prior to the Expiration Date, the Lessee shall give to the Lessor written notice of the Lessee's exercise of the Remarketing Option, which exercise shall be irrevocable (except by delivery of a Purchase Notice when permitted by Section 13(b)); it being agreed that if such notice is not given by such deadline and the Lessee shall not have previously given (and not revoked) a Purchase Notice, unless an Event of Loss has occurred (or thereafter occurs) with respect to the Aircraft and the Lessee is in compliance with the applicable provisions of
                    Section 8(a), the Lessee shall be deemed to have irrevocably exercised the option to purchase the Aircraft pursuant to
                    Section 13(b);

                         (ii) During the Remarketing Period, the Lessor shall use commercially reasonable efforts to sell the Aircraft in accordance with the Remarketing Procedure;

                         (iii) In connection with any such sale of the Aircraft, the Lessee will convey its interest in the Aircraft to the purchaser and provide to the purchaser all customary representations and warranties regarding title and the absence of Liens (except Lessor's Liens) and other customary terms and conditions relating to such conveyance. As to the Lessor, any such sale shall be made on an "as is, where-is" basis without representation or warranty by the Lessor other than the absence of Lessor's Liens;

                         (iv) The Lessee shall pay directly, and not from the sale proceeds, all costs and expenses of the sale of the Aircraft, whether incurred by the Lessor or the Lessee, including without limitation, the cost of all appraisals, transfer taxes, reasonable attorneys' fees of the Lessor's counsel, any escrow fees and any Carryover Costs (such costs and expenses being referred to as "Remarketing Costs");

                         (v) The Lessee shall deposit with the Lessor on or prior to the Expiration Date, as collateral for its obligations hereunder, an amount equal to the Remarketing Amount (such amount when deposited being referred to as the "Remarketing Deposit"). Upon receipt of such amount by the Lessor, together with all other amounts then due from Lessee to Lessor hereunder, the Lessor shall return the Security Amount to Lessee (it being agreed that, in connection with payment by the Lessee pursuant to this clause (v), Lessee may net against such payment an amount equal to the Security Amount, and upon such netting, Lessor shall be relieved of its obligation to pay the Security Amount to Lessee); and

                         (vi) The sales price for the Aircraft (net of Remarketing Costs) shall be distributed as follows: first,
                                                                        -----
                    payment shall be made the Lessor in an amount equal to the
                   Residual Amount; second, payment shall be made to the Lessor
                                    ------
                    in an amount equal to the Remarketing Amount; and third, any
                                                                      -----
                    remaining amounts shall be divided equally between the Lessor and the Lessee. Following the application of such proceeds, to the extent the Lessor has not received an aggregate amount equal to the Termination Value and all other amounts due to Lessor under the Operative Agreements, the Lessor shall be entitled to retain and apply from the Remarketing Deposit an amount (not to exceed the Remarketing Amount) equal to any such deficiency. After any such application, the balance of the Remarketing Deposit shall be returned by the Lessor to the Lessee.

               In the event that the Lessee does not exercise the Remarketing Option, it shall (unless an Event of Loss has occurred (or thereafter occurs) with respect to the Aircraft and the Lessee is in compliance with the applicable provisions of Section 8(a)) be deemed to have properly and irrevocably exercised the Purchase Option pursuant Section 13(b) and shall purchase the Aircraft on or prior to the Expiration Date. Except as expressly set forth herein, the Lessee shall have no right, power or authority to bind the Lessor in connection with any proposed sale of the Aircraft. The obligation of the Lessee to pay Basic Rent shall not be affected by any exercise of the Remarketing Option.

               It is understood that the obligations of the Lessor as remarketing agent are to render the services specified herein and the Lessor does not assure or guarantee the achievement of a sale of the Aircraft at any price. At no time will the provisions of any Operative Agreement be deemed to create a partnership or any other relationship between the Lessee and the Lessor other than the contractual relationship provided herein.

Section 4.     [Reserved].
                --------

Section 5.     Investment of Security Funds.
               ----------------------------

               Any monies paid to or retained by the Lessor which are required to be paid to the Lessee or applied for the benefit of the Lessee (including, without limitation, amounts payable to the Lessee under Sections 8 and 9, but excluding the Security Amount and the Remarketing Deposit), but which the Lessor is entitled to hold under the terms hereof pending the occurrence of some event or the performance of some act (including, without limitation, the remedying of an Event of Default), shall, until paid to the Lessee or applied as provided herein, be invested by the Lessor from time to time at the direction, risk and expense of the Lessee in Permitted Investments. There shall be promptly remitted to the Lessee any gain (including interest received) realized as the result of any such investment (net of any fees, commissions and other expenses, if any, incurred in connection with such investment) unless a Specified Default shall have occurred and be continuing, in which case such gains shall be held or applied in accordance with the preceding sentence. The Lessee will promptly pay to the Lessor, on demand, the amount of any loss realized as the result of any such investment (together with any fees, commissions and other expenses, if any, incurred in connection with such investment).

Section 6.     Events of Default.
               ------------------

               The following events shall constitute Events of Default (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and each such Event of Default shall be deemed to exist and continue so long as, but only so long as, it shall not have been remedied:

               (a) The Lessee shall fail to make any payment of (A) Basic Rent or Termination Value (except as provided in clause (B)) when due and such failure shall continue for a period of ten (10) days, (B) the Remarketing Amount when due pursuant to Section

13(e)(v) or any payment of Termination Value due on or after the Expiration Date or (C) Supplemental Rent (other than Termination Value or the Remarketing Amount) within fifteen (15) days after receipt by the Lessee of a written demand therefor from the Lessor;

               (b) The Lessee shall fail to procure and maintain insurance required pursuant to Section 9 or such insurance shall be canceled or lapse; provided that such lapse or cancellation shall not constitute an Event of
- --------
Default until the earlier of (i) thirty (30) days after receipt by the Lessor of notice of such lapse or cancellation (or seven (7) days or such shorter time as may be standard in the industry with respect to war-risk coverage) or (ii) the date that such lapse or cancellation is effective as to the Lessor;

               (c) The Lessee shall operate the Aircraft after having received notice that the public liability insurance required by Section 9(a) has lapsed or has been canceled;

               (d) The Lessee shall fail to perform or observe any other covenant or condition to be performed or observed by it hereunder or under any other Operative Agreement, and such failure shall continue unremedied for a period of thirty (30) days after delivery of notice of such failure from the Lessor, unless such failure is curable and the Lessee shall, after the delivery of such notice, be diligently proceeding to correct such failure and shall in fact correct such failure within 150 days after delivery of such notice;

               (e) Any representation or warranty made by the Lessee herein or in any Operative Agreement or in any document or certificate required to be delivered by the Lessee pursuant hereto or thereto shall prove to have been incorrect in any material respect when made and shall remain material at the time in question and shall not be remedied within thirty (30) days after notice thereof has been given to the Lessee by the Lessor unless such incorrectness is curable and Lessee shall, after delivery of such notice, be diligently proceeding to correct such failure and shall in fact correct such failure within 150 days after the delivery of such notice;

               (f) The Lessee shall consent to the appointment of or taking possession by a receiver, assignee, custodian, sequestrator, trustee or liquidator (or other similar official) of itself or of a substantial part of its property, or the Lessee shall fail or shall admit in writing its inability to pay its debts generally as they come due (as provided in 11 U.S.C.
(S) 303(h)(1)), or shall make a general assignment for the benefit of its creditors, or the Lessee shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking liquidation, reorganization or other relief with respect to itself or its debts under any applicable bankruptcy or insolvency or similar laws, as now or hereafter constituted or any other applicable Federal or State bankruptcy, insolvency or other similar law or shall consent to the entry of an order for relief in an involuntary case under any such law or the Lessee shall file an answer admitting the material allegations of a petition filed against the Lessee in any such proceeding, or otherwise seek relief under the provisions of any now existing or future Federal or State bankruptcy, insolvency or other similar law providing for the reorganization or winding-up of corporations, or providing for an agreement, composition, extension or adjustment with its creditors;

               (g) An order, judgment or decree shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent of the Lessee, a receiver, trustee or liquidator of the Lessee or of any substantial part of its property, or any substantial part of the property of the Lessee shall be sequestered, and any such order, judgment, decree, appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of sixty
(60) days after the date of entry thereof;

               (h) A petition against the Lessee in a proceeding under any applicable bankruptcy laws or other insolvency or similar laws as now or hereafter in effect shall be filed and shall not be withdrawn or dismissed within sixty (60) days thereafter, or, in the case the approval of such petition by a court of competent jurisdiction is required, the petition as filed or amended shall be approved by such a court as property filed and such approval shall not be withdrawn or the proceeding dismissed within sixty (60) days thereafter, or a decree or order for relief in respect of the Lessee shall be entered by a court of competent jurisdiction in an involuntary case under such bankruptcy, insolvency or similar laws, as now or hereafter constituted and such decree or order shall remain unstayed in effect for a period of sixty (60) days, or if, under the provisions of any law providing for reorganization or winding-up of corporations which may apply to the Lessee, any court of competent jurisdiction shall assume jurisdiction, custody or control of the Lessee or of any substantial part of its property and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of sixty (60) days;

               (i) The Lessee shall cease to be a Certificated Air Carrier and such circumstance results in either (i) the inability of the Lessee to operate aircraft in revenue service or (ii) the Lessor no longer being entitled to the benefits of Section 1110 of the Bankruptcy Code, and in either case such condition shall continue for a period of thirty (30) days;

               (j) The Lessee shall (i) fail to comply with its obligation under the last sentence of Section 13(e) or (ii) breach its obligations pursuant to Section 13(e)(iii) and as a result thereof, Lessee fails to convey its interest in the Aircraft for the purchase price offered by the intended purchaser (and as a result, the Lessor does not receive an aggregate amount at least equal to Termination Value and all other amounts due and owing to the Lessor under the Operative Agreements);

               (k) The Lessee shall default in the observance or performance of any agreement or condition relating to any Indebtedness (as hereinafter defined) or contained in any instrument or agreement evidencing, securing or relating thereto, the effect of which default being that any outstanding Indebtedness in excess of $5,000,000 has become payable prior to its stated maturity or due date (and such acceleration is not either (i) promptly waived by the holders of such Indebtedness or (ii) being contested in good faith); it being understood and agreed for purposes of this Section 16(k) that "Indebtedness" means the Lessee's obligations for borrowed money or under any lease, in either case, in respect of the financing of any Canadair Regional Jet aircraft; or

               (l) The Lien created hereby shall cease to be a valid first priority Lien (other than as a result of a Permitted Lien) on the Aircraft.

provided that, notwithstanding anything to the contrary contained in this Lease,
- --------
any failure of the Lessee to perform or observe any covenant, condition, or agreement herein shall not constitute an Event of Default under clause (d) above if such failure is caused solely by reason of an event referred to in the definition of "Event of Loss" so long as the Lessee is continuing to comply with
               -------------
the applicable terms of Section 8.

Section 17.    Remedies.
               ---------

               Upon the occurrence of any Event of Default and at any time thereafter so long as the same shall be continuing, the Lessor may, at its option, declare this Lease to be in default by a notice to the Lessee (provided
                                                                       --------
that this Lease shall be deemed to have been declared in default without the necessity of such notice upon the occurrence of any Event of Default described in paragraph (f), (g) or (h) of Section 16); and at any time thereafter so long as the Lessee shall not have remedied all outstanding Events of Default, the Lessor may do, and the Lessee shall comply with, one or more of the following with respect to the Airframe and all or any part of the Engines, as the Lessor in its sole discretion shall elect, to the extent permitted by, and subject to compliance with any mandatory requirements of, Applicable Law then in effect; provided that during any period the Aircraft is subject to the Civil Reserve Air
- --------
Fleet Program in accordance with the provisions of Section 5(b) and in the possession of the United States government or an instrumentality or agency thereof, the Lessor shall not, on account of any Event of Default, be entitled to do any of the following in such manner as to limit the Lessee's control under this Lease of any Airframe or any Engines, unless at least 60 days' (or such lesser period, if any, as may then be applicable under the Military Airlift Command Program of the United States Government) prior notice of default hereunder shall have been given by the Lessor by registered or certified mail to the Lessee with a copy addressed to the Contracting Office Representative for the Military Airlift Command of the United States Air Force under any contract with Lessee relating to the Aircraft:

               (a) Cause the Lessee, upon the written demand of the Lessor and at the Lessee's expense to, and the Lessee shall, promptly return the Airframe and all or such part of the Engines as the Lessor may demand to the Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of, Section 12 as if the Airframe and such Engines were being returned at the end of the Term; or the Lessor, at its option, may cause public officials acting pursuant to judicial order obtained in summary proceedings or otherwise to enter upon the premises where the Airframe or any or all Engines are located or reasonably believed to be located and take immediate possession of and remove such Airframe or Engines, and the Lessee shall comply therewith, all without liability to the Lessor, for or by reason of such entry or taking possession or removal, whether for the restoration of damage to property caused by such taking possession or removal or otherwise; and the Lessee shall promptly execute and deliver to the Lessor such instruments of title or other documents as the Lessor may deem necessary or advisable to enable the Lessor or its agent to obtain possession of the Airframe or the Engines, provided that if the Lessee
                                                     --------
shall for any reason fail to execute and deliver such instruments and documents after such request, the Lessor shall be entitled to a judgment for specific performance, conferring the right to immediate possession upon the Lessor and requiring the Lessee to execute and deliver such instruments and documents to the Lessor;

               (b) Sell or otherwise dispose of all or any part of the Aircraft, at public or private sale, whether or not the Lessor shall at the time have possession thereof, as the Lessor may determine, or hold, use, operate, lease to others or keep idle all or any part of the Aircraft, Airframe or any Engine as the Lessor, in its sole discretion, may determine, in any such case free and clear of any rights or claims of whatsoever kind of the Lessee except as hereinafter set forth in this Section 17 and without any duty to account to the Lessee with respect to such action or inaction or for any proceeds with respect thereto except to the extent required by paragraph (c) below in the event the Lessor elects to exercise its rights under said paragraph;

               (c) In the event the Lessor, pursuant to paragraph (b) above, shall have sold the Aircraft upon reasonable notice to the Lessee, the Lessor, may, if it shall so elect, require the Lessee to pay the Lessor, and the Lessee shall pay to the Lessor, on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent due after the date on which such sale occurs but in addition to any installment of Basic Rent due on or up to the date on which such sale occurs), the amount of any deficiency of the net proceeds of such sale below the Termination Value of the Aircraft, determined as of the Termination Date immediately preceding the date of such sale, together with interest, to the extent permitted by Applicable Law, at the Lease Rate on the amount of such deficiency from such Termination Date to the date of actual payment, and upon receipt of such amounts by the Lessor, the Lessor shall return the Security Amount to Lessee (it being agreed that, in connection with payment by the Lessee pursuant to this Section 17(c), Lessee may net against such payment an amount equal to the Security Amount, and upon such netting, Lessor shall be relieved of its obligation to pay the Security Amount to Lessee); and

               (d) Unless the Aircraft has been sold, the Lessor may, whether or not the Lessor shall have exercised or shall thereafter at any time exercise any of its rights under paragraphs (a), (b) or (c) of this Section 17, demand, by written notice to the Lessee, that the Lessee purchase, the Aircraft in accordance with the provisions of Section 13(d).

               (e) (i) Rescind, cancel or terminate this Lease or (ii) exercise any other right or remedy which may be available under Applicable Law or proceed by appropriate court action to enforce the terms hereof or to recover damages (but in all events consistent with the liquidation of damages agreement set forth herein) for the breach hereof.

               In addition, the Lessee shall be liable for any unpaid Supplemental Rent due hereunder before or after any termination hereof (which obligations shall survive following such termination), including all reasonable costs and expenses including attorney's fees and disbursements incurred by the Lessor by reason of the occurrence of any Event of Default or the exercise of the Lessor's remedies with respect thereto including without limitation all costs and expenses incurred in connection with the return of the Airframe or any Engine in accordance with, and in the condition required by, the terms of Section 12. At any sale of the Aircraft, the Airframe or any Engine, or portion thereof pursuant to this
Section 17, the Lessor may bid for and purchase such property. Except as otherwise expressly provided above, no remedy referred to in this Section 17 is intended to be exclusive (but the liquidation of damages provided in this Section 17 shall, to the extent required by Applicable Law, be the exclusive liquidated damages remedy), but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to the Lessor for the Event of Default at law or in equity; and the exercise or beginning of exercise by the Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by the Lessor of any or all such other remedies. No express or implied waiver by the Lessor of any Event of Default hereunder shall in any way be, or be construed to be, a waiver of any future or subsequent Event of Default.

Section 18.  Lessor's Right to Perform for the Lessee.
             ----------------------------------------

            If the Lessee fails to make any payment of Rent required to be made by it hereunder or fails to perform or comply with any of its agreements contained herein the Lessor may, upon prior notice to the Lessee, itself make such payment or perform or comply with such agreement, and the amount of such payment and the amount of the reasonable expenses of the Lessor incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Past Due Rate, shall be deemed Supplemental Rent, payable by the Lessee upon demand; provided that no such payment or performance by the Lessor shall be deemed to
- --------
cure any Default or Event of Default under this Lease or relieve the Lessee of any of its obligations hereunder; provided further that nothing in this Section
                                  --------
18 shall be deemed to permit the Lessor to exercise any control over the operation or maintenance of the Aircraft or any part thereof while it is being utilized in the air transportation services of the Lessee without the consent of the Lessee; provided further that the provisions of this Section 18 shall not
            --------
affect Lessor's right to exercise its remedies under Section 17 upon the occurrence and continuance of an Event of Default.

Section 19.  Bankruptcy.
             ----------

            It is the intention of the parties that the Lessor shall be entitled to the benefits of 11 U.S.C. (S) 1110 with respect to the right to repossess the Airframe, Engines and Parts as provided herein, and in any circumstances where more than one construction of the terms and conditions of this Lease is possible, a construction which would preserve such benefits shall control over any construction which would not preserve such benefits or would render them doubtful. To the extent consistent with the provisions of 11 U.S.C. (S) 1110 or any analogous section of the Federal bankruptcy laws, as amended from time to time, it is hereby expressly agreed and provided that, notwithstanding any other provisions of the Federal bankruptcy laws, as amended from time to time, any right of the Lessor to take possession of the Aircraft in compliance with the provisions of this Lease shall not be affected by the provisions of 11 U.S.C.
(S)362 or 363, as amended from time to time, or any analogous provisions of any superseding statute or any power of the bankruptcy court to enjoin such taking of possession.

Section 20.  Assignment: Benefit and Binding Effect.
             --------------------------------------

            (a)  Assignment by the Lessee.
                 ------------------------

            The Lessee may not, without the prior written consent of the Lessor, assign any of its rights hereunder except as otherwise expressly provided in the Operative Agreements.

            (b)  Assignment by the Lessor.
                 ------------------------

            The Lessor may not, without the prior consent of the Lessee, assign any of its rights under or interest in this Lease except as otherwise expressly provided in the Operative Agreements; provided that, no such consent shall be
                                      -------- ----
required in the event such assignment is (i) as a result of a merger or consolidation of the Lessor into or with any other Person (so long as the surviving entity after giving effect to such merger is liable for, as a matter of law, or assumes all of the obligations of the Lessor hereunder); (ii) to any Affiliate of the Lessor, so long as (A) such Affiliate has a net worth of at least $50,000,000; (B) the obligations of such Affiliate are guaranteed by a Person with such a net worth or (C) the Lessor remains primarily liable for the obligations of the "Lessor" under the Operative Agreements after giving effect to such assignment; (iii) to a special purpose securitization vehicle in connection with the raising of capital by the Lessor (provided that, in such event, the Lessee must, prior to such assignment, receive reasonable assurances that following such assignment, the "Lessor" shall be capable of fulfilling any payment obligations to the Lessee under Section 13). Notwithstanding the foregoing, no such assignment by the Lessor shall (A) increase any obligations or limit any rights of the Lessee under the Operative Agreements or (B) result in any Person other than the Lessor acting as Remarketing Agent.

            (c)  Benefit and Binding Effect.
                 --------------------------

            The terms and provisions of this Lease shall be binding upon and, subject to the limitations on assignment of rights hereunder, inure to the benefit of the Lessor and the Lessee and their respective successors and permitted assigns. Nothing herein shall be construed as creating rights in any other Person.

Section 21.  [Reserved].
             ----------
Section 22.  Certain Agreements of Lessee.
             ----------------------------

             The Lessee will take, or cause to be taken, at the Lessee's cost and expense, such action with respect to the recording, filing, re-recording and re-filing of the Termination Agreement, this Lease, each Lease Supplement and any financing statements or other instruments as are necessary or requested by the Lessor and appropriate, to maintain, so long as this Lease is in effect, any security interest that may be claimed to have been created by this Lease, and will furnish to the Lessor timely notice of the necessity of such action, together with such instruments, in execution form, and such other information as may be required to enable them to take such action.

Section 23. Miscellaneous.

            (a)  Notices.
                 -------

            Except as otherwise specifically provided herein, all notices, requests, approvals or consents required or permitted by the terms hereof shall be in writing (it being understood that the specification of a writing in certain instances and not in others does not imply an intention that a writing is not required as to the latter). Any notice shall be effective when received. Any notice shall either be mailed, certified or registered mail, return receipt requested with proper first class postage prepaid, or sent in the form of a telecopy or by overnight courier, provided that there is receipt of such notice
                                  --------
the next Business Day from an overnight courier service, or by overnight delivery service or delivered by hand. Any notice shall be directed to the Lessee or, the Lessor to the respective addresses set forth in Section 7.4 to the Supplemental Agreement or to such other address or telecopy number as any such party may designate pursuant to Section 7.4 of the Supplemental Agreement.

            (b)  Counterparts.
                 ------------

            This Lease may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall, subject to the next sentence and the legends appearing on the cover and signature page hereof, be an original, but all such counterparts shall together constitute but one and the same instrument. TO THE EXTENT, IF ANY, THAT THIS LEASE CONSTITUTES CHATTEL PAPER (AS THE TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY THE LESSOR ON THE SIGNATURE PAGE THEREOF.

            (c)  Amendments.
                 ----------

            Neither this Lease nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the Lessor and the Lessee.

            (d)  Ownership of the Aircraft.
                 -------------------------

                    (i) It is the intent of the parties hereto that for purposes of federal, state, and local income or franchise taxes and for any other tax imposed on or measured by income, the transaction contemplated hereby is a financing arrangement and preserves ownership in the Aircraft in the Lessee. Nevertheless, the Lessee acknowledges and agrees that the Lessor has not made any representations or warranties to the Lessee concerning the tax, accounting or legal characteristics of the Operative Agreements and that the Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Agreements as it deems appropriate.

               (ii) Anything to the contrary in the Operative Agreements notwithstanding, the Lessor and the Lessee intend and agree that with respect to the nature of the transactions evidenced by this Lease, this Lease grants a security interest and mortgage in the Aircraft to the Lessor to secure the Lessee's performance under and payment of all amounts under this Lease and the other Operative Agreements.

               (iii) Specifically, without limiting the generality of subsection (ii) of this Section 23(d), the Lessor and the Lessee further intend and agree that (A) this Lease shall also be deemed to be a security agreement and financing statement within the meaning of
          Article 9 of the Uniform Commercial Code; and (B) Lessee does hereby grant and assign to Lessor a security interest in and to all right, title and interest of the Lessee in and to the Aircraft as collateral for the payment of all amounts payable by Lessee under this Lease and the Operative Agreements. The Lessor and the Lessee shall, to the extent consistent with this Lease, take such actions and execute, deliver, file and record such other documents, financing statements, mortgages as may be necessary to ensure that, if this Lease were deemed to create a security interest in the Aircraft in accordance with this Section, such security interest would be deemed to be a perfected security interest of first priority under Applicable Law and will be maintained as such throughout the Term.

     (e)  Governing Law.
          -------------

               (i) THIS LEASE SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS LEASE HAS BEEN DELIVERED IN THE STATE OF NEW YORK.

               (ii) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY AGREES, ACCEPTS AND SUBMITS ITSELF TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN THE CITY AND COUNTY OF NEW YORK AND OF THE UNITED STATES FEDERAL COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, IN CONNECTION WITH ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTER RELATING TO OR ARISING OUT OF OR IN CONNECTION WITH THIS LEASE.

               (iii) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS AND AGREES THAT THE SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY MAILING COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, AT THE ADDRESS SET FORTH PURSUANT TO SECTION 7.4 OF THE SUPPLEMENTAL AGREEMENT. EACH PARTY HERETO AGREES THAT SERVICE UPON IT, OR ANY OF ITS AGENTS, IN EACH CASE IN ACCORDANCE WITH THIS SECTION 23(e)(iii), SHALL CONSTITUTE VALID AND EFFECTIVE PERSONAL SERVICE UPON SUCH PARTY, AND EACH PARTY HERETO HEREBY AGREES THAT THE FAILURE OF ANY OF ITS AGENTS TO GIVE ANY NOTICE OF SUCH SERVICE TO ANY SUCH PARTY SHALL NOT IMPAIR OR AFFECT IN ANY WAY THE VALIDITY OF SUCH SERVICE ON SUCH PARTY OR ANY JUDGMENT RENDERED IN ANY ACTION OR PROCEEDING BASED THEREON.

               (iv) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY LEGAL ACTION OR PROCEEDING BROUGHT HEREUNDER IN ANY OF THE ABOVE-NAMED COURTS, THAT SUCH ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT VENUE FOR THE ACTION OR PROCEEDING IS IMPROPER OR THAT THIS LEASE OR ANY OTHER OPERATIVE AGREEMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS.

               (v) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION IN ANY COURT IN ANY JURISDICTION BASED UPON OR ARISING OUT OF OR RELATING TO THIS LEASE OR ANY OTHER OPERATIVE AGREEMENT.

     (f)  Severability.
          ------------

     Any provision of this Lease which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          (g)  Survival.
               --------

          The representations, warranties, indemnities and covenants set forth herein shall survive the delivery of the Aircraft, the transfer of any interest of Lessor in this Lease or the other Operative Agreements.

          IN WITNESS WHEREOF, the Lessor and the Lessee have each caused this Lease to be duly executed by their authorized officers as of the day and year first above written.

                                   BOMBARDIER CAPITAL INC.



                                   By: /s/  Michel Bourgeois
                                      ------------------------------------------
                                      Name:  Michel Bourgeois
                                      Title: Vice President & General Manager

                                   By: /s/  Lawrence F. Assell
                                      ------------------------------------------
                                      Name:  Lawrence F. Assell
                                      Title: Vice President & General Manager

                                   MIDWAY AIRLINES CORPORATION


                                   By: /s/  Jonathan S. Waller
                                      ------------------------------------------
                                      Name:  Jonathan S. Waller
                                      Title: Senior Vice President
                                             General Counsel

     TO THE EXTENT, IF ANY, THAT THIS LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE AGREEMENT MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART HEREOF OTHER THAN THE ORIGINAL COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY THE LESSOR IMMEDIATELY FOLLOWING THIS LEGEND.

     Receipt of this original counterpart of the foregoing Lease Agreement is hereby acknowledged on this _____ day of January, 2001.


                                        BOMBARDIER CAPITAL INC.

                                        By:__________________________________
                                           Name:
                                           Title:

                                  APPENDIX A
                                  ----------

                             DEFINITIONS [N591ML]
                             --------------------

GENERAL PROVISIONS

The following terms shall have the following meanings for all purposes of the Operative Agreements (as defined below), unless otherwise defined in an Operative Agreement or the context thereof shall otherwise require. In the case of any conflict between the provisions of this Appendix and the provisions of any Operative Agreement, the provisions of such Operative Agreement shall control the construction of such Operative Agreement.

Unless the context otherwise requires, (i) references to agreements shall be deemed to mean such agreements as amended and supplemented from time to time, and any agreement, instrument or document entered into in substitution or replacement therefor, and (ii) references to parties to agreements shall be deemed to include the successors and permitted assigns of such parties.

     "Additional Insureds" means the Lessor and each of its respective
      -------------------
successors and permitted assigns and the respective directors, officers and employees of the foregoing.

     "Aeronautical Authority" means as of any time of determination, the FAA or
      ----------------------
other governmental airworthiness authority having jurisdiction over the Aircraft or the Airframe and Engines or engines attached thereto under the laws of the country in which the Airframe is then registered.

     "Affiliate" means, with respect to any Person, any other Person directly or
      ---------
indirectly controlling 50% or more of any class of voting securities of such Person or otherwise controlling, controlled by or under common control with such Person. For the purposes of this definition, "control" (including "controlled by" and "under common control with") shall mean the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether through the ownership of voting securities or by contract or otherwise.

     "After Tax Basis" means a basis such that any payment to be received or
      ---------------
accrued or deemed to be received by a Person shall be supplemented by a further payment or payments to such Person so that the sum of such payments, after deduction of the net amount of all Taxes (taking into account any related credits or deductions) actually payable to any taxing authority resulting from the actual or constructive receipt or accrual of such payments, shall be equal to the payment to be received.

     "Aircraft" means the Airframe together with the two Engines, whether or not
      --------
any of the Engines may at the time of determination be installed on the Airframe or installed on any other airframe or on any other aircraft.

     "Airframe" means the Canadair Regional Jet Model CL-600-2B19 Series 200ER
      --------
aircraft (excluding the Engines and any other engines which may from time to time be installed thereon, but including any and all Parts which may from time to time be incorporated in, installed on or attached to such aircraft, and including any and all such Parts removed therefrom so long as such removed Parts remain subject to the Lease under the terms of Section 7 thereof) originally delivered and leased under the Lease, identified by national registration number and manufacturer's serial number in the Lease Supplement executed and delivered on the Delivery Date.

     "Applicable Law" means all applicable laws, statutes, treaties, rules,
      --------------
codes, ordinances, regulations, certificates, orders, interpretations, licenses and permits of any Governmental Authority of competent jurisdiction and judgments, decrees, injunctions, writs, orders or like action of any court, arbitrator or other administrative, judicial or quasi-judicial tribunal or agency of competent jurisdiction.

     "Bankruptcy Code" means Title 11 of the United States Code, as amended, and
      ---------------
any successor thereto.

     "Basic Rent" means the rent payable on Basic Rent Payment Dates throughout
      ----------
the Term for the Aircraft pursuant to Section 3(b) of the Lease.

     "Basic Rent Payment Date" means each date listed under the heading "Basic
      -----------------------
Rent Payment Date" in Exhibit C to the Lease.

     "Basic Rent Period" means the period commencing on the Delivery Date and
      -----------------
ending on the day before the first Basic Rent Payment Date and, thereafter each period commencing on a Basic Rent Payment Date and ending on the day before the next following Basic Rent Payment Date.

     "Breakage Costs" means, without duplication, any amounts required to
      --------------
compensate the Lessor for any losses, costs and expenses which the Lessor may reasonably incur as a result of any payments of Termination Value or Basic Rent on a date other than a Basic Rent Payment Date, including without limitation any loss, costs or expense incurred by reason of the liquidation or redeployment of deposits or other funds actually acquired by the Lessor to maintain the Lessor's funding of such amount, but excluding any loss of anticipated profits.

     "Business Day" means any day other than a Saturday or Sunday or other day
      ------------
on which commercial banks are authorized or required by law to close in New York City or Morrisville, North Carolina (or in the event the Lessee changes the location of its chief executive offices to a location other than Morrisville, North Carolina such other location).

     "Cancellation Costs" means any amounts required to compensate the Lessor
      ------------------
for any costs and expenses reasonably incurred by the Lessor as a result of the revocation of any Purchase Notice.

     "Carryover Costs" means, in the event that the Remarketing Option has been
      ---------------
exercised and the sale of the Aircraft has not been consummated pursuant to
Section 13(e) on or prior to the Expiration Date, the aggregate of (w) all reasonable costs and expenses associated with storing, maintaining and insuring the Aircraft, and other reasonable out of pocket costs incurred in connection with the ownership of the Aircraft, for the remainder of the Remarketing Period plus (x) interest, calculated on a nominal amount equal to the Residual Amount,
- ----
at a rate per annum equal to LIBOR plus 300 basis points from and including the Expiration Date to but excluding such date of sale.

     "Citizen of the United States" means a citizen of the United States as
      ----------------------------
defined in (S)40102(a)(15) of the Transportation Code, or any analogous part of any successor or substituted legislation or regulation at the time in effect.

     "Code" means the United States Federal Internal Revenue Code of 1986, as
      ----
amended from time to time, or any similar legislation of the United States enacted to supersede, amend, or supplement such Code (and any reference to a provision of the Code shall refer to any successor provision(s), however designated).

     "CRAF Program" has the meaning specified in Section 5(b)(vii) of the Lease.
      ------------

     "Default" means any event or condition which, with the lapse of time or the
      -------
giving of notice, or both, would constitute an Event of Default.

     "Delivery Date" means the date on which the Aircraft is leased by the
      -------------
Lessor to the Lessee under the Lease, which date shall be the date of the initial Lease Supplement.

     "Dollars", "Dollar" and "$" means the lawful currency of the United States
      -------    ------       -
of America.

     "DOT" means the United States Department of Transportation and any agency
      ---
or instrumentality of the United States Government succeeding to its functions.

     "Eligible Offer" means a bona fide good faith bid to purchase the Aircraft
      --------------          ---------
on an "as-is, where-is" basis, entirely for cash to be paid in full at closing, the date of which shall be at or after the end of the Term, with the bidder to be responsible for expenses of, and taxes related to, the transaction, other than legal expenses of the seller and income taxes.

     "Engine" means (A) each of the two General Electric CF34-3B1 Series 200
      ------
engines originally delivered and leased under the Lease, identified by manufacturer's serial number in the Lease Supplement executed and delivered on the Delivery Date, so long as a Replacement Engine shall not have been substituted therefor pursuant to Section 7(e) of the Lease, and (B) a Replacement Engine, so long as another Replacement Engine shall not have been substituted therefor pursuant to Section 7(e) of the Lease, whether or not such engine or Replacement Engine, as the case may be, is from time to time installed on the Airframe or installed on any other aircraft, and including in each case all Parts incorporated or installed in or attached thereto and any and all Parts removed therefrom so long such Parts remain subject to the Lease under the terms of Section 7 thereof. The term "Engines" means, as of any date of determination, the two engines each of which is an Engine on that date.

     "ERISA" means the Employee Retirement Income Security Act of 1974 and any
      -----
regulations and rulings issued thereunder all as amended and in effect from time to time.

     "ERISA Plan" means, individually or collectively, an employee benefit plan,
      ----------
as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA or any applicable regulation thereunder or a plan or individual retirement account which is subject to Section 4975(c) of the Code.

     "Event of Default" has the meaning given to such term in Section 16 of the
      ----------------
Lease.

     "Event of Loss" means any of the following events with respect to the
      -------------
Aircraft, the Airframe or any Engine:

     2. any theft, hijacking or disappearance of such property for a period of 30 consecutive days (provided that, so long as Lessee shall be diligently pursuing recovery of such property, such period shall be extended to 60 consecutive days) or more or, if earlier for a period that extends until the end of the Term;

     3. destruction, damage beyond economic repair or rendition of such property permanently unfit for normal use for any reason whatsoever;

     4. any event which results in an insurance settlement with respect to such property on the basis of an actual, constructive or compromised total loss;

     5. with respect to the Airframe only, requisition of use of such property by any foreign government or purported government or any agency or instrumentality thereof (other than the Government), for a period in excess of 30 consecutive days or such shorter period ending on the expiration of the Term;

     6. with respect to the Airframe only, requisition of use of such property by the Government for a period extending beyond the Term;

     7. condemnation, confiscation or seizure of, or requisition of title of such property by any foreign government or purported government or any agency or instrumentality thereof or by the Government, for a period in excess of 10 consecutive days or such shorter period ending on the expiration of the Term;

     8. as a result of any law, rule, regulation, order or other action by the Aeronautical Authority, the use of the Aircraft for the transportation of passengers or Airframe in the normal course of air transportation shall have been prohibited by virtue of a condition affecting all Canadair Regional Jet Series 200ER aircraft equipped with engines of the same make and model as the Engines for a period of 180 consecutive days (or beyond the end of the Term), unless the Lessee, prior to the expiration of such 180-day period, shall be diligently carrying forward all necessary and desirable steps to permit normal use of the Aircraft and shall within 12 months have conformed at least one Canadair Regional Jet Series 200ER aircraft (but not necessarily the Aircraft) to the requirements of any such law, rule, regulation, order or action, and shall be diligently pursuing conformance of the Aircraft in a non-discriminatory manner provided that, notwithstanding the foregoing, if such normal use of such property subject to the Lease shall be prohibited at the end of the Term, an Event of Loss shall be deemed to have occurred; and

     9. with respect to an Engine only, the requisition or taking of use thereof by any government, or instrumentality or agency thereof and any divestiture of title or ownership deemed to be an Event of Loss with respect to an Engine under Section 5(b)(iii) or 5(b)(vi) of the Lease.

The date of such Event of Loss shall be (aa) the 31st day following loss of such property or its use due to theft or disappearance or the 61st day following such loss if such period shall have been extended (or the end of the Term if earlier); (bb) the date of any destruction, damage beyond economic repair or rendition of such property permanently unfit for normal use; (cc) the date of any insurance settlement on the basis of an actual, constructive or compromised total loss;
(dd) the 31st day following requisition of use of such property by a foreign government or other Governmental Authority referred to in clause (iv) above, or the end of the Term if earlier than such 31st day; (ee) the 11th day following condemnation, confiscation or seizure of, or requisition of title of such property by a foreign government or other Governmental Authority referred to in clause (vi) above or the Government or the end of the Term if earlier than such 11th day; (ff) the last day of the Term in the case of requisition of use of such property by the Government; (gg) the last day of the applicable period referred to in clause (vii) above (or if earlier, the end of the Term); and (hh) the date of occurrence of an event referred to in clause (viii) above. An Event of Loss with respect to the Aircraft shall be deemed to have occurred if any Event of Loss occurs with respect to the Airframe.


     "Expiration Date" means the date specified as such in the Lease Supplement
      ---------------
executed and delivered on the Delivery Date.

     "Federal Aviation Administration" or "FAA" means the United States Federal
      -------------------------------      ---
Aviation Administration, the Administrator thereof and any agency or instrumentality of the United States government succeeding to their functions.

     "Fixed Rental Payment" means, for any Basic Rent Payment Date, the
      --------------------
applicable amount set forth under column (A) of Exhibit C to the Lease.

     "Government" means the United States of America or an agency or
      ----------
instrumentality thereof the obligations of which bear the full faith and credit of the United States of America.

     "Governmental Authority" means (a) any federal, state, county, provincial,
      ----------------------
municipal, foreign, international, regional or other governmental or regulatory authority, agency, department, board, body, instrumentality, commission, court or any political subdivision of any of the foregoing, and (b) each person who shall, from time to time, be vested with the control and supervision of, or have jurisdiction over, the registration, airworthiness, operation or other matters relating to aviation including any competent airport authority, air traffic control or navigation authority (including European Organization for the Safety of Air Navigation (Eurocontrol) and the Federal Aviation Administration of the United States of America or any person acting on its behalf).

     "Indemnitee" means the Lessor and each Affiliate, officer, director,
      ----------
employee, agent, representative, servant and corporate shareholder of the Lessor.

     "Lease" means the Lease Agreement [N591ML], dated as of January 31, 2001
      -----
between the Lessor and the Lessee.

     "Lease Balance" means, as of any Basic Rent Payment Date, the applicable
      -------------
amount set forth under column (B) of Exhibit C to the Lease.

     "Lease Rate" means, for any Basic Rent Period, a rate per annum equal to
      ----------
the Margin plus LIBOR for such Basic Rent Period.

     "Lease Supplement" means any Lease Supplement, substantially in the form of
      ----------------
Exhibit A to the Lease, entered into between the Lessor and the Lessee for the purpose of leasing the Aircraft under and pursuant to the terms of the Lease, including any amendment thereto entered into subsequent to the Delivery Date.

     "Lessee" means Midway Airlines Corporation, a Delaware corporation, and its
      ------
successors and permitted assigns.

     "Lessee Documents" means the Operative Agreements to which the Lessee is a
      ----------------
party.

     "Lessor" means Bombardier Capital Inc., a Massachusetts corporation, and
      ------
its successors and permitted assigns.

     "Lessor's Liens" means Liens against, on or with respect to the Aircraft,
      --------------
any Engine or any part thereof, title thereto or any interest therein arising as a result of (i) claims against or affecting the Lessor not related to the Operative Agreements or the transactions contemplated thereby, (ii) acts or omissions of the Lessor not contemplated or permitted under the terms of the Operative Agreements, (iii) Taxes or expenses imposed against the Lessor which are not required to be indemnified against by the Lessee pursuant to Articles 5 or 6 of the Supplemental Agreement, or (iv) claims against the Lessor arising from the transfer by the Lessor of its interests in the Aircraft or any Engine other than a transfer of the Aircraft pursuant to Section 5(b), 7(b), 7(c), 7(d), 7(e), 8, 12(b), 13(b) or 17 of the Lease and other than a transfer pursuant to the exercise of the remedies set forth in Section 17 of the Lease or any other transfer required by the Operative Agreements.

     "LIBOR" shall mean for any Basic Rent Period, the rate per annum appearing
      -----
as British Bankers Association - LIBOR as provided by Bloomberg (or any successor or substitute therefor) at approximately 11:00 A.M. (London time) two Business Days before the first day of such Basic Rent Period, as the rate for dollar deposits with a maturity of one month.

     "Lien" means any mortgage, pledge, lien, charge, encumbrance, lease,
      ----
exercise of rights, security interest, claim, including any right of ownership or other similar interest of any nature whatsoever.

     "Manufacturer" means Bombardier Inc., a Canadian corporation, and its
      ------------
successors and permitted assigns.

     "Margin" means the percentage specified as such in Exhibit B to the Lease.
      ------

     "Minimum Liability Amount" has the meaning given to such term in Exhibit B
      ------------------------
to the Lease.

     "Non-U.S. Person" means any Person other than a U.S. Person.
      ---------------

     "Officer's Certificate" means as to any company a certificate signed by a
      ---------------------
Responsible Officer of such company.

     "Operative Agreements" means the Supplemental Agreement, the Lease, each
      --------------------
Lease Supplement, the Purchase Agreement Assignment, the PAA Consent and the Termination Agreement.

     "PAA Consent" means the Consent of the Manufacturer to the assignment
      -----------
effected by the Purchase Agreement Assignment.

     "Parts" means any and all appliances, parts, instruments, components,
      -----
appurtenances, accessories, furnishings, seats, and other equipment of whatever nature (other than complete Engines or engines and temporary replacement parts as provided in Section 8 of the Lease and cargo containers) which may from time to time be incorporated or installed in or attached to any Airframe or any Engine or which have been removed therefrom so long as such removed Parts remain subject to the Lease under the terms of Section 7 thereof, exclusive of any items leased by the Lessee from third parties and not required to be installed on the Aircraft in accordance with the Lease or otherwise required in the navigation or operation of the Aircraft.

     "Past Due Rate" means a rate per annum identified in Exhibit B to the
      -------------
Lease.

     "Permitted Air Carrier" means any Section 1110 Person which shall not then
      ---------------------
be subject to a proceeding or final order under applicable bankruptcy, insolvency or reorganization laws.

     "Permitted Investments" means (a) direct obligations of the United States
      ---------------------
of America or any agency or instrumentality thereof, (b) obligations fully guaranteed by the United States of America or any agency or instrumentality thereof, (c) any mutual fund the portfolio of which is limited to obligations of the type described in clauses (a) and (b), (d) certificates of deposit issued by, or bankers' acceptances of, or time deposits or a deposit account with, any bank, trust company, or national banking association incorporated or doing business under the laws of the United States of America or one of the states thereof, having a combined capital and surplus of at least $100,000,000 and having a short-term debt rating of "A1" by Standard & Poor's or "P1" by Moody's Investors Service, Inc. (or, if neither such organization shall provide such ratings at any time, a rating equal to the highest ratings assigned by any nationally recognized rating organization in the United States of America) and having a final maturity of one year or less from date of purchase thereof; (e) commercial paper issued by companies in the United States which directly issue their own commercial paper and which are doing business under the laws of the United States of America or one of the states thereof and in each case having a rating assigned to such commercial paper by a nationally recognized rating organization in the United States of America equal to the highest short-term debt rating assigned by such organization, or (f) obligations of the type described in clauses (a) or (b) above, purchased from any bank, trust company, or banking association referred to in clause (d) above pursuant to repurchase agreements obligating such bank, trust company, or banking association to repurchase any such obligation not later than 30 days after the purchase of any such obligation. Except as specified above, all such Permitted Investments shall mature not later than 30 days from the date of purchase. If any of the above investments are unavailable, the entire amount to be invested may be used to purchase Federal Funds overnight from an entity described in (d) above.

     "Permitted Lien" has the meaning given to such term in Section 10 of the
      --------------
Lease.

     "Person" means any individual, sole proprietorship, partnership, joint
      ------
venture, joint stock company, trust, unincorporated organization, limited liability company, association, corporation, institution, entity or government (federal, state, local, foreign or any agency, instrumentality, division or body thereof) or other entity of whatever nature.

     "Purchase Agreement" means Bombardier Regional Aircraft Division Purchase
      ------------------
Agreement No. PA-0393 dated September 17, 1997, as amended, between the Lessee and the Manufacturer (including all exhibits thereto, together with all letter agreements entered into that by their terms constitute part of such Purchase Agreement).

     "Purchase Agreement Assignment" means the Purchase Agreement Assignment
      -----------------------------
[N591ML], dated as of January 31, 2001, between the Lessee and Lessor.

     "Purchase Notice" shall have the meaning given to such term in Section
      ---------------
13(b) of the Lease.

     "Purchase Option" shall have the meaning given to such term in Section
      ---------------
13(b) of the Lease.

     "Remarketing Amount" shall mean the amount identified as such on Exhibit B
      ------------------
to the Lease.

     "Remarketing Costs" shall have the meaning set forth in Section 13(e)(iv).
      -----------------

     "Remarketing Deposit" shall have the meaning given to such term in Section
      -------------------
13(e)(v) of the Lease.

     "Remarketing Option" shall have the meaning given to such term in Section
      ------------------
13(e) of the Lease.

     "Remarketing Period" means the date commencing sixty (60) days prior to the
      ------------------
Expiration Date and ending on the date of sale of the Aircraft.

     "Remarketing Procedure" means, with respect to any sale of the Aircraft
      ---------------------
pursuant to Section 13(e) of the Lease, a sale effected in accordance with the following procedure:

(a) The Lessor shall during the Remarketing Period use all reasonable efforts (consistent with other contractual obligations of the Lessor or its Affiliates regarding the sale or resale of aircraft) to seek Eligible Offers. The Lessor shall have no obligation to give priority to the sale of the Aircraft over similar activities relating to any other aircraft then being marketed or remarketed by the Lessor or any Affiliate thereof, provided however that the
                                                   -------- -------
Lessor will not discriminate against the Aircraft versus other aircraft in which the Lessor or an Affiliate may have an interest or which they may be attempting to remarket. In this connection, the Lessor shall

          (i) promptly develop a general strategy, after good faith consultation with the Lessee, for the solicitation of Eligible Offers;

          (ii) inform its personnel responsible for the sale of aircraft that the Aircraft is available for sale in their respective territories;

          (iii) advise the Lessee as to the prevailing market conditions and appropriate asking price and sales price with respect to aircraft comparable to the Aircraft;

          (iv) advertise the Aircraft in such manner and in such publications as the Lessor shall deem appropriate; and

          (v) provide such other assistance with respect to the remarketing the Aircraft as may be required by the Lessee upon terms and conditions to be mutually agreed to in writing.

(b) The Lessor shall invite potential purchasers to submit Eligible Offers to the Lessor.

(c) The Lessor shall promptly report to the Lessee each Eligible Offer received by the Lessor. Eligible Offers received by the Lessee shall also be reported to the Lessor. The Lessor shall, within 15 days after receipt of each Eligible Offer notify the Lessee whether the Lessor intends to accept such Eligible Offer. Such notice shall be given no less than 10 days prior to any acceptance of such Eligible Offer by the Lessor.

     "Rent" means Basic Rent and Supplemental Rent, collectively.
      ----

     "Replacement Engine" means a General Electric CF34-3B1 Series 200 engine
      ------------------
(or engine of the same manufacturer of a comparable or an improved model and suitable for installation and use on the Airframe), which has a value, utility and remaining useful life at least equal to, and which is in good operating condition as, the Engine to be replaced thereby (assuming that such Engine being replaced was in the condition required to be maintained in accordance with the Lease), and which shall have become subject to the Lease pursuant to Section 7(e) thereof; provided that, such engine shall be compatible with the other Engine, and shall be an engine of a type then being utilized by the Lessee on other Canadair Regional Jet Series 200 aircraft operated by the Lessee.

     "Residual Amount" shall mean the amount identified as such on Exhibit B to
      ---------------
the Lease.

     "Responsible Officer" means, any corporate officer of a party who, in the
      -------------------
normal performance of his or her operational responsibilities, with respect to the subject matter of any covenant, agreement or obligation of such party pursuant to any Operative Agreement, would have responsibility for and knowledge of such matter and the requirements of any Operative Agreement with respect thereto.

     "Section 1110" means 11 U.S.C. (S) 1110 or any successor or analogous
      ------------
section of the federal bankruptcy law in effect from time to time.

     "Section 1110 Person" means a Citizen of the United States who is an air
      -------------------
carrier holding a valid air carrier operating certificate issued pursuant to 49 U.S.C. ch. 447 for aircraft capable of carrying 10 or more individuals.

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "Security Amount" shall mean the amount identified as such on Exhibit B to
      ---------------
the Lease.

     "Specified Default" means (a) an event or condition described in Section
      -----------------
16(a), (b), (f), (g), (h), (i) or (l) of the Lease that, after the giving of notice or lapse of time, or both, would become an Event of Default, or (b) any Event of Default.

     "Supplemental Agreement" means the Supplemental Agreement [N591ML], dated
      ----------------------
as of January 31, 2001, between the Lessee and the Lessor.

     "Supplemental Rent" means all amounts, liabilities, indemnities and
      -----------------
obligations which the Lessee assumes or agrees to perform or pay under the Lease or under any other Operative Agreement to the Lessor, including payments of Termination Value, and amounts calculated by reference to Termination Value, all other amounts payable under Section 3(c) of the Lease, and all amounts required to be paid by Lessee under the agreements, covenants, and indemnities contained in the Lease or any other Operative Agreement, but excluding Basic Rent.

     "Tax" or "Taxes" has the meaning set forth in Section 6.1 of the
      ---      -----
Supplemental Agreement.

     "Term" has the meaning given to such term in Section 3(a) of the Lease.
      ----

     "Termination Agreement" means an agreement providing for the termination
      ---------------------
(except as otherwise provided therein) of the existing lease of the Aircraft by Lessor to Lessee.

     "Termination Date" means each date listed in the column entitled
      ----------------
"Termination Date" in Exhibit D to the Lease.

     "Termination Value" means (i) as of any Termination Date, the amount
      -----------------
determined as set forth in Exhibit D to the Lease for that Termination Date and
(ii) as of any date other than a Termination Date, the amount determined as set forth in Exhibit D to the Lease for the immediately preceding Termination Date.

     "Transportation Code" means Title 49 of the United States Code, subtitle
      -------------------
VII, as amended and in effect on the date of the Lease or as subsequently amended, or any successor or substituted legislation at the time in effect and applicable, and the regulations promulgated pursuant thereto.

     "Uniform Commercial Code" means the Uniform Commercial Code as in effect
      -----------------------
from time to time in any relevant jurisdiction.

     "United States", "U.S." or "US" means the United States of America.
      -------------    ----      --

     "U.S. Person" means a Person described in (S) 7701(a)(30) of the Code.
      -----------

     "Variable Rental Payment" means, for any Basic Rent Payment Date, the
      -----------------------
product of (w) the Lease Rate for the Basic Rent Period ending on such Basic Rent Payment Date times (x) the Lease Balance as of the immediately preceding Basic Rent Payment Date times (y) quotient of (I) the actual number of days during the applicable Basic Rent Period divided by (II) 360.

                                                                       Exhibit A
                                                              to Lease Agreement

                        LEASE SUPPLEMENT NO. 1 [N591ML]
                        -------------------------------

          THIS LEASE SUPPLEMENT NO. 1 [N591ML] dated January __, 2001, between BOMBARDIER CAPITAL INC., the Lessor, and MIDWAY AIRLINES CORPORATION, a Delaware corporation, the Lessee;

                             W I T N E S S E T H :
                             ---------------------

          WHEREAS, the Lessor and the Lessee have heretofore entered into that certain Lease Agreement [N591ML], dated as of January 31, 2001 (the "Lease", the terms defined therein being herein used with the same meaning), which Lease provides, among other things, for the execution and delivery of Lease Supplements in substantially the form hereof for the purpose of leasing a specific Aircraft under the Lease when delivered by the Lessor to the Lessee in accordance with the terms thereof;

          WHEREAS, the Lease, a counterpart of which is attached hereto and made a part hereof, relates to the Aircraft and Engines described in Schedule I hereto and this Lease Supplement, together with such attachment, is being filed for recordation on the date hereof with the FAA as one document;

          NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, and pursuant to Section 2 of the Lease, the Lessor and the Lessee hereby agree as follows:

          The Lessor hereby delivers and leases to the Lessee, and the Lessee hereby accepts and leases from the Lessor, under the Lease as herein supplemented, the Aircraft, described in Schedule I hereto.

          The Delivery Date is the date of this Lease Supplement set forth in the opening paragraph hereof.

          The Term shall commence on the Delivery Date and continue through February __, 2002 (the "Expiration Date"), unless terminated earlier as provided in the Lease.

          Lessee hereby confirms to Lessor that Lessee has duly and irrevocably accepted the Aircraft under and for all purposes hereof, of the Lease and of the other Operative Agreements.

          All of the terms and provisions of the Lease are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein.

          This Lease Supplement may be executed by the parties hereto in separate counterparts and all such counterparts shall together constitute but one and the same instrument. To the extent, if any, that this Lease Supplement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Supplement or the Lease may be created through the transfer or possession of any counterpart other than the original counterpart of each thereof containing the receipt therefor executed by the Lessor on the signature page of each thereof.

          1. THIS LEASE SUPPLEMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

          IN WITNESS WHEREOF, the Lessor and the Lessee have each caused this Lease Supplement to be duly executed by their authorized officers as of the day and year first above written.


                                   BOMBARDIER CAPITAL INC.


                                   By:____________________________________
                                      Name:
                                      Title:

                                   MIDWAY AIRLINES CORPORATION


                                   By:____________________________________
                                      Name:
                                      Title:

          TO THE EXTENT, IF ANY, THAT THIS LEASE SUPPLEMENT CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE SUPPLEMENT MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART HEREOF OTHER THAN THE ORIGINAL COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY THE LESSOR IMMEDIATELY FOLLOWING THIS LEGEND.

          Receipt of this original counterpart of the foregoing Lease Supplement is hereby acknowledged on this _____ day of January 2001.


                                        BOMBARDIER CAPITAL INC.



                                        By:________________________________
                                           Name:
                                           Title:

                                                                      SCHEDULE I
                                                             TO LEASE SUPPLEMENT


                      DESCRIPTION OF AIRFRAME AND ENGINES
                      -----------------------------------

                                   AIRFRAME

                    Manufacturer's                             Manufacturer's
Manufacturer            Model          FAA Registration No.       Serial No.
- ------------            -----          --------------------       ----------

Bombardier Inc.  CL-600-2B19                  N591ML                 7388










                                    ENGINES
                                    -------

                                           Manufacturer's      Manufacturer's
Manufacturer                                   Model              Serial No.
- ------------                                   -----              ----------

General Electric Company                CF34-3B1              GE-E-872692

                                                              GE-E-872697

          Each Engine is of 750 or more "rated take-off horsepower" or the equivalent of such horsepower.

                                                                       Exhibit B

                         Certain Economic Information
                         ----------------------------

"Minimum Liability Amount" shall mean $ *.

"Past Due Rate" means *.

"Remarketing Amount" shall mean $ *.

"Residual Amount" shall mean $ *.

"Security Amount" shall mean $ *.

"Margin" shall mean *.



                             Payment Instructions
                             --------------------

        Payments to the Lessor shall be made to the following account:

                                Bank One, N.A.

                            Chicago, Illinois 60670

                                   ABA No. *

                                  Account:  *

                                 Account No. *

                                    Ref:  *


______________________________

*    Information deleted for Confidentiality purposes

                                                                       Exhibit C

                                   Basic Rent
                                   ----------

                                      (A)                   (B)
                                  Fixed Rental
Basic Rent Payment Date             Payment            Lease Balance
- -----------------------             -------            -------------
             *                         *                     *




_____________________________________

*    Information deleted for confidentiality purposes

                                                                       Exhibit D

                              Termination Values
                              ------------------

Termination Date                        Termination Value
- ----------------                        -----------------
       *                                        *




_____________________________________

*    Information deleted for confidentiality purposes

                                                                       Exhibit E

                             SURRENDER CONDITIONS
                             --------------------


                                       *



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*    Information deleted for confidentiality purposes